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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                              (Amendment No. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            MULTI-COLOR CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                          NOTICE OF ANNUAL MEETING ON

                                August 19, 1999

                              AND PROXY STATEMENT

                            MULTI-COLOR CORPORATION

                       205 West Fourth Street, Suite 1140
                             Cincinnati, Ohio 45202

Dear Shareholder:

We invite you to attend our annual meeting of shareholders on August 19, 1999, in Cincinnati, Ohio. After the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions on page 1.

Sincerely yours,

Louis M. Perlman
Chairman of the Board

July 12, 1999
                                                                Multi-Color Logo

                            NOTICE OF ANNUAL MEETING
                                       OF
                    SHAREHOLDERS OF MULTI-COLOR CORPORATION

TIME:

                p.m., Eastern Time

DATE:

      August 19, 1999

PLACE:

      Multi-Color Corporation
      205 West Fourth Street
      Suite 1140
      Cincinnati, Ohio 45202

PURPOSE:

          - Election of directors

          - Approval, adoption and ratification of an amendment to the terms of Multi-Color's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock

          - Approval and adoption of an amendment to Multi-Color's Articles of Incorporation

          - Approval and adoption of an amendment to Multi-Color's Regulations

          - Approval and adoption of the 1999 Long-Term Incentive Plan

          - Ratification of the appointment of Grant Thornton LLP as Multi-Color's independent public accountants for fiscal year 2000

          - Conduct other business if properly raised

     Only shareholders of record on July 8, 1999 may vote at the meeting. The approximate mailing date of this proxy statement and accompanying proxy card is July 12, 1999.

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

William R. Cochran
Secretary
July 12, 1999

                     TABLE OF CONTENTS                          PAGE
------------------------------------------------------------
GENERAL INFORMATION.........................................     -1-

ELECTION OF DIRECTORS.......................................     -2-

DIRECTOR COMPENSATION.......................................     -3-

BOARD COMMITTEES............................................     -3-

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....     -4-

DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS....     -5-

APPROVAL, ADOPTION AND RATIFICATION OF AN AMENDMENT TO THE
  TERMS OF THE SERIES A PREFERRED AND THE SERIES B
  PREFERRED.................................................     -6-

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE ARTICLES.......     -8-

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE REGULATIONS....    -10-

APPROVAL AND ADOPTION OF THE 1999 LONG-TERM INCENTIVE
  PLAN......................................................    -12-

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS
  INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2000.......    -16-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....    -16-

SUMMARY COMPENSATION TABLE..................................    -17-

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
  YEAR-END OPTION VALUES....................................    -17-

OPTION GRANTS IN LAST FISCAL YEAR...........................    -19-

PERFORMANCE GRAPH...........................................    -20-

INCORPORATION BY REFERENCE..................................    -20-

OTHER MATTERS...............................................    -20-

QUESTIONS?..................................................    -21-

EXHIBIT A...................................................     A-1

EXHIBIT B...................................................     B-1

EXHIBIT C...................................................     C-1

GENERAL INFORMATION

WHO MAY VOTE

Holders of Common Stock of Multi-Color, as recorded in our stock register on July 8, 1999, may vote at the meeting. As of that date, Multi-Color had shares of Common Stock outstanding.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

Multi-Color's Board of Directors (the "Board") is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of the election of all nominees for directors proposed by the Board, in favor of the approval, adoption and ratification of an amendment to the terms of the Series A Convertible Preferred Stock ("Series A Preferred") and the Series B Convertible Preferred Stock ("Series B Preferred"), in favor of the approval and adoption of an amendment to the Articles of Incorporation (the "Articles"), in favor of the approval and adoption of an amendment to the Regulations, in favor of the approval and adoption of the 1999 Long-Term Incentive Plan, and in favor of the ratification of the appointment of Grant Thornton LLP as independent public accountants for fiscal year 2000.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. And if you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Multi-Color's Secretary in writing at the address under "Questions?" on page 21.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by Multi-Color are not voted and do not count for this purpose.

VOTES NEEDED

The nominees for director receiving the most votes will be elected to fill the seats on the Board. Approval of the other proposals require the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING IN PERSON

All shareholders as of the record date, their proxy holders, and Multi-Color's
guests may attend the meeting. Registration will begin at      a.m.

OTHER MATTERS

Any other matters considered at the meeting including adjournment will require the affirmative vote of a majority of shares voting.

VOTING BY PROXY

All proxies properly signed will, unless a different choice is indicated, be voted "For" the election of all nominees for directors proposed by the Board, "FOR" the approval, adoption and ratification of an amendment to the terms of the Series A Preferred and the Series B Preferred, "FOR" the approval and adoption of an amendment to the Articles, "FOR" the approval and adoption of an amendment to the Regulations, "FOR" the approval and adoption of the 1999 Long-Term Incentive Plan, and "FOR" the ratification of the appointment of Grant Thornton LLP as independent public accountants for fiscal year 2000.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)

The Board has nominated the individuals named below.

The Board oversees the management of Multi-Color on your behalf. The Board reviews Multi-Color's long-term strategic plans and exercises direct decision-making authority in key areas, such as, choosing the Chief Executive Officer, setting the scope of his authority to manage the company's business day to day, and evaluating his performance. The Board also reviews development and succession plans for Multi-Color's top executives.

Multi-Color's Regulations require that the Board consist of at least three members with the exact number to be established by shareholders or the Board. The Board has established a board consisting of six directors effective as of the date of the meeting.

The Board is nominating for election each of the following: Gordon B. Bonfield, Charles B. Connolly, Francis D. Gerace, Lorrence T. Kellar, Burton D. Morgan, and Louis M. Perlman. Since the number of directors on the Board was set at six, one current director, David H. Pease, Jr., was chosen not to stand for reelection as a director of Multi-Color. Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are not entitled to cumulate their votes.

Most Multi-Color directors -- including five of our six nominees -- are not Multi-Color employees. Only non-employee directors serve on Multi-Color's Audit and Compensation committees. All Multi-Color directors are elected for one-year terms. Personal information on each of our nominees is given below.

The Board met five times last year. All of Multi-Color's directors attended at least 75% of the Board and committee meetings.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING NOMINEES:

----------------------------------------------------------------------------------------------------
  Gordon B. Bonfield                          Mr. Bonfield was elected a director in December, 1997.
  Age 47                                      Mr. Bonfield has served as President of the Consumer
  Director since 1997                         Packaging Division of Ivex Packaging Corporation since
                                              June, 1999. Mr. Bonfield served as President of
                                              Multi-Color from January 12, 1998 to May 19, 1999. Mr.
                                              Bonfield has 24 years of packaging and printing
                                              experience and was president of Fort James
                                              Corporation's Packaging Business, prior to being named
                                              president of Multi-Color. He joined Fort James in 1988
                                              as Vice President and General Manager for the Folding
                                              Carton Group.
----------------------------------------------------------------------------------------------------

  Charles B. Connolly                         Mr. Connolly was elected a director of Multi-Color in
  Age 42                                      October, 1998. Mr. Connolly has 20 years of experience
  Director since 1998                         in the converting, coating and packaging industries.
                                              He has served as Managing Partner of Connemara
                                              Converting, LLC, a Chicago-based converter of
                                              specialty paper and plastic substrates, since April,
                                              1996. From March, 1994 to April, 1996 he served as
                                              Vice President, Sales and Marketing for Lawson Mardon
                                              Packaging. Prior to joining Lawson Mardon Packaging,
                                              Mr. Connolly was Vice President and General Manager of
                                              Camvac America, a subsidiary of Rexam P.L.C. that
                                              produces vacuum metallized papers and films, which he
                                              joined in 1984.
----------------------------------------------------------------------------------------------------

  Lorrence T. Kellar                          Mr. Kellar was elected a director of Multi-Color in
  Age 61                                      January, 1988. Mr. Kellar has been Vice President,
  Director since 1988                         Real Estate of Kmart Corporation since April, 1996.
                                              Prior to that time, he served as Group Vice President
                                              of The Kroger Co., having joined The Kroger Co. in
                                              1965. His prior positions with The Kroger Co. included
                                              Vice President of Corporate Development and Vice
                                              President-Treasurer. Mr. Kellar also serves as a
                                              director of Frisch's Restaurants, Bartlett Capital
                                              Trust and Loehmanns, Inc.
----------------------------------------------------------------------------------------------------

  Burton D. Morgan                            Mr. Morgan served Multi-Color as Chairman of the Board
  Age 82                                      from 1985 through August, 1996. Mr. Morgan has been
  Director since 1985                         President of Basic Search, Inc., an Ohio-based venture
                                              capital firm, since its founding in 1977. Mr. Morgan
                                              founded two companies which produce adhesive label
                                              stock. Mr. Morgan continues to serve as a member of
                                              the Board of Directors of one of these companies,
                                              Morgan Adhesives, Inc.
----------------------------------------------------------------------------------------------------

  Francis D. Gerace                           Mr. Gerace was appointed as President of Multi-Color,
  Age 46                                      replacing Mr. Bonfield, on May 19, 1999 and elected a
  Director since 1999                         director in May, 1999. Mr. Gerace served as
                                              Multi-Color's Vice-President of Operations from April,
                                              1998 through May, 1999. Prior to joining Multi-Color,
                                              Mr. Gerace was Director of Strategic Business Systems
                                              for Fort James Corporation's Packaging Business from
                                              1993 to 1997. From 1974 to 1993, Mr. Gerace held
                                              various general management positions with Conagra,
                                              Inc. and Beatrice Foods Company.
----------------------------------------------------------------------------------------------------

  Louis M. Perlman                            Mr. Perlman was appointed to Multi-Color's Board in
  Age 52                                      May, 1996 as the representative of the Series A
  Director since 1996                         Preferred and was elected Chairman of the Board in
                                              March, 1998. Mr. Perlman started as a consultant to
                                              the metals and minerals industry and subsequently
                                              expanded into real estate and other investments,
                                              including a group of trade publications specializing
                                              in the chemical industry which included Chemical Week.
                                              For over five years, Mr. Perlman has been the
                                              President of Lazam Partners Ltd, which invests in real
                                              estate.
----------------------------------------------------------------------------------------------------

DIRECTOR COMPENSATION

Directors who are not employees of Multi-Color receive annually a $5,000 retainer and 2,000 non-qualified stock options for serving as a director plus $1,000 for each meeting attended. Committee members also receive an additional 2,000 non-qualified stock options per year per committee, but in no event will stock options issued to any director exceed 6,000 non-qualified stock options per year. Directors who are not employees of Multi-Color will be eligible to receive awards under the 1998 Non-Employee Director Stock Option Plan. Directors who are employees of Multi-Color are not separately compensated for serving as directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board does not have a nominating committee.

THE AUDIT COMMITTEE is responsible for reviewing Multi-Color's internal accounting operations. It also recommends the appointment of independent accountants and reviews the relationship between Multi-Color and its independent accountants.

Committee members: Messrs. Kellar (Chairman), Pease and Perlman.

Meetings last year: three.

THE COMPENSATION COMMITTEE is responsible for establishing compensation for management and administering Multi-Color's stock option plans.

Committee members: Messrs. Connolly (Chairman), Kellar and Perlman.

Meetings last year: two.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION POLICIES

Multi-Color's policies on executive compensation are designed to encourage and motivate its executive officers to achieve both short-term and long-term operating, financial and strategic goals, and thereby build shareholder value on a steady but aggressive basis. To that end, senior executive compensation packages are increasingly weighted towards incentive plans that emphasize stock ownership and bonus compensation arrangements which serve to align more closely the interests of management with shareholders. It is also the policy of the Committee to reward superior corporate performance, recognize individual initiative and achievement, and assist Multi-Color in attracting and retaining qualified executives.

The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1,000,000 per year paid to the Chief Executive Officer of a public company as well as the other executive officers listed in the compensation table will no longer be deductible unless the compensation is "performance-based" and approved by the shareholders. The Committee does not believe any action is required by Multi-Color or its shareholders in order for the compensation paid to its executive officers to meet the requirements for deductibility.

SALARIES

The Committee believes it is important to maintain executive salaries at competitive levels, and relies heavily on comparisons with other regional companies of similar size. In determining salary adjustments for executive officers, the Committee takes into account, among other things, the salaries paid by comparable regional companies as reported in a study commissioned by Multi-Color from a local consultant. The Committee believes these materials provide a broad representation of salaries paid in the region, which gives the Committee a reasonable basis for establishing salary levels and adjustments.

Salary levels and adjustments targeted are the average of the reported ranges. In establishing salaries for Messrs. Bonfield, Gerace and Mulch when hired last year, the Committee took into account Multi-Color's recent performance based on certain general financial and operational criteria. The Committee did not, however, base its decisions on salary levels or adjustments on specific quantifiable performance goals or targets, but attempted to maintain salaries at a level which will allow Multi-Color to compete in the marketplace for executive talent. In addition, the Committee did not compare Multi-Color's executive compensation with the levels of compensation paid by companies in the Media General Nasdaq Market Index or the Media General MG Industry Group 325-Packaging and Containers, nor did the Committee attempt to correlate executive compensation levels with Multi-Color's relative performance as shown in the financial performance graph contained in this Proxy Statement.

With respect to the salary paid to Mr. Bonfield, when he served as President, the Committee utilized the salary data, company performance and the other factors described above. The Committee also evaluated the abilities of Mr. Bonfield to develop and implement strategic plans for company growth and profitability. The Committee determined that his salary was appropriate in light of these factors. In addition, Mr. Bonfield's compensation was negotiated in connection with the terms of his employment in January, 1998. When Mr. Gerace was appointed to succeed Mr. Bonfield as President, his salary was increased to reflect his additional responsibility in an amount determined by the Board.

ANNUAL BONUSES

In its consideration of annual bonus awards, the Committee utilized the compensation survey mentioned above, but relied on such data to a lesser extent than in its review of the salary component.

STOCK OPTIONS

Multi-Color's 1985 and 1997 Stock Option Plans are the principal means by which long-term incentive compensation is provided for key officers and employees of Multi-Color and the interests of these persons are brought more closely into tandem with the interests of shareholders. The Plans are administered by the Compensation Committee.

Multi-Color's policies on executive compensation are applicable to all decisions regarding the number, pricing, timing and the recipients of stock option grants.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE COMPENSATION COMMITTEE, CHARLES B. CONNOLLY (CHAIRMAN), LORRENCE T. KELLAR, AND LOUIS M. PERLMAN.

DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

This table lists the executive officers and directors of Multi-Color and shareholders known by Multi-Color to own beneficially five percent (5%) or more of its outstanding Common Stock as of July 8, 1999:

                                                                                            Common Stock
                                                                                        Beneficially Owned(1)

                  Name and Age                                 Position                  Amount    Percentage
                  ------------                                 --------                  ------    ----------
Label Venture Group LLC(2)                                                                525,000            %

John C. Court(3)                                                                          591,281            %

James Wiggins(4)                                                                          171,430            %

Dimensional Fund Advisors Inc.(5)                                                         143,100            %

Louis M. Perlman(2)(6)                           Chairman of the Board of Directors       561,000            %

Gordon B. Bonfield                               Director                                  43,332            %

Burton D. Morgan                                 Director                                 457,497            %

John R. Voelker(7)                               Vice President of Sales & Marketing       75,187            %

Lorrence T. Kellar(8)                            Director                                  89,352            %

David H. Pease, Jr.(8)                           Director                                  55,352            %

William R. Cochran(9)                            Vice President, Chief Financial           26,100            %
                                                 Officer, Secretary

Francis D. Gerace                                President, Director                       24,166            *

Steven G. Mulch(10)                              Vice President of Corporate Sales and     20,666            *
                                                 Business Development

Charles B. Connolly                              Director                                   8,880            *

All Executive Officers and Directors                                                    2,792,343            %
as a group (10 Persons)

---------------

 1. Included in the amount of Common Stock beneficially owned are the following shares of Common Stock subject to exercisable options or options exercisable within 60 days of the record date, July 8, 1999: Mr. Perlman -- 18,000 shares, Mr. Bonfield -- 33,332 shares, Mr. Morgan -- 12,000 shares, Mr. Connolly -- 6,000 shares, Mr. Kellar -- 36,000 shares, Mr. Mulch -- 16,666 shares, Mr. Pease -- 34,000 shares, Mr. Gerace -16,666 shares, Mr.
    Voelker -- 4,167 shares and Mr. Cochran -- 23,000 shares.

 2. Includes 525,000 shares of Common Stock issuable upon conversion of the Series A Preferred. Louis M. Perlman, Chairman of the Board of Multi-Color, is a co-manager of Label Venture Group LLC which owns an equity interest in Multi-Color. This 525,000 shares does not include 16,000 shares held by the Multi-Color Defined Benefit Plan of which Mr. Perlman is a trustee.

 3. Included in the amount of Common Stock beneficially owned are 39,730 shares of Common Stock issuable upon conversion of the Series B Preferred. Also included are 106,625 shares of Common Stock subject to exercisable options or options exercisable within 60 days of the record date, July 8, 1999. The business address of Mr. Court is 2145 East Hill Avenue, Cincinnati, Ohio 45208.

 4. Based on the filing made on January 27, 1999 by James Wiggins with the Securities and Exchange Commission. All shares are held by Mr. Wiggins, who has sole or shared power to direct the disposition of or to vote the shares. Included in the amount of Common Stock beneficially owned are 39,730 shares of Common Stock issuable upon conversion of the Series B Preferred. The business address of Mr. Wiggins is 2206 Beachwood Road, Amelia Island, Florida 32034.

 5. Based on the filing made on February 11, 1999 by Dimensional Fund Advisors, Inc. with the Securities and Exchange Commission. All shares are held in portfolios of Dimensional Fund Advisors, Inc., a registered investment advisor. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares. The business address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California, 90401.

 6. Mr. Perlman is the co-manager of Label Venture Group LLC. Except through his equity interest in Multi-Color through Label Venture Group LLC and certain management fees payable by Label Venture to Mr. Perlman, Mr. Perlman disclaims beneficial ownership of the securities held of record by Label Venture.

 7. Mr. Voelker was appointed Vice President of Sales and Marketing of Multi-Color in June of 1995. Prior to that time Mr. Voelker served as Multi-Color's Vice President National Accounts from 1992 to 1995 and Vice President Multi-Color Graphics from 1989 to 1992.

 8. Included in the amount of Common Stock beneficially owned are the following shares of Common Stock issuable upon exercise of Multi-Color's Series B
    Preferred: Mr. Kellar -- 19,860 shares and Mr. Pease -- 19,860 shares.

 9. Mr. Cochran was appointed Vice President, Chief Financial Officer of Multi-Color in June of 1994 and Secretary in June of 1998. Prior to joining Multi-Color, Mr. Cochran was Chief Financial Officer of AluChem, Inc. from 1990 to 1994. From 1975 to 1990, Mr. Cochran was employed in various accounting functions for Libbey Owens Ford, Owens-Corning and Deloitte & Touche, LLP.

10. Mr. Mulch was appointed Vice President of Corporate Sales and Business Development on April 6, 1998. Prior to joining Multi-Color, Mr. Mulch was Vice President and General Manager of a four plant division of Fort James Packaging Business from 1991 to 1997. From 1972 to 1991, Mr. Mulch held various positions with Tenneco, Inc. including general manager of the offset carton converting plant in Grand Rapids, Michigan.

 * Less than 1%.

APPROVAL, ADOPTION, AND RATIFICATION OF AN AMENDMENT TO THE TERMS OF THE SERIES A PREFERRED AND THE SERIES B PREFERRED
(ITEM 2 ON THE PROXY CARD)

The Board unanimously recommends the approval, adoption and ratification of an amendment to the terms of the Series A Preferred and the Series B Preferred. In connection with Multi-Color's issuance of preferred stock, the Board approved an amendment to the Articles of Incorporation to provide for the establishment and issuance of two series of preferred stock, consisting of 52,500 and 13,242 shares, respectively, and designated the Series A Preferred and the Series B Preferred, respectively. On May 1, 1996, Multi-Color issued 52,500 shares of the Series A Preferred to Label Venture Group LLC (Louis M. Perlman, Chairman of the Board of Multi-Color, is a co-manager of Label Venture Group LLC) and also issued 13,242 shares of the Series B Preferred to John C. Court, the former President of Multi-Color. The Board recommends that you read the entire text of the amendment which appears, in its entirety, as Exhibit A to this proxy statement.

Ohio Revised Code Section 1701.06(A)(12) authorizes a board of directors to issue a series of preferred stock, which has been authorized by the shareholders of the company, to fix certain preferences, rights and qualifications of the series of preferred stock. Under current Ohio law, a board of directors is not authorized to fix the voting rights of a series of preferred stock. Additionally, only the holders of common stock may authorize a class of stock which is convertible into common stock. When the Board fixed the terms of the Class A Preferred and the Class B Preferred, they fixed the voting rights of the Class A Preferred and the Class B Preferred and made such preferred stock convertible into common stock, inadvertently in a fashion not permitted under the Ohio Revised Code. The proposed amendment will amend the voting rights and conversion rights of the Series A Preferred and Series B Preferred, providing the holders of such shares with the rights that were originally granted by Multi-Color upon issuance of such stock according to the agreements between Multi-Color and the holders of the Series A Preferred and Series B Preferred. In order to rectify the inadvertent error, the Board unanimously recommends that the shareholders of Multi-Color approve the amendment to the Articles which amends certain provisions of the Series A Preferred and the Series B Preferred and adopt and ratify the terms of the Series A Preferred and the Series B Preferred which were issued by the Board.

DESCRIPTION OF THE AMENDMENT. The proposed amendment provides for the division of the preferred shares into series or subseries. The amendment mirrors the voting rights set by the Board upon issuance of the Series A Preferred and the Series B Preferred. The holders of the Series B Preferred do not have any right to vote, except as provided by law. Among the terms of the Series A Preferred set forth in the Articles is the right, voting as a single class, to elect under limited circumstances two directors to the Board. The amended Section 4 of the Articles, which describes the voting powers of the Series A Preferred, will provide that the holders of the Series A Preferred will have one vote per share and will vote separately as a single class, to elect one director to the Board so long as (i) at least 20,000 shares of the Series A Preferred remain outstanding; or (ii) holders of the Series A Preferred hold at least 200,000 shares of Common Stock that have been issued upon conversion of the Series A Preferred.

However, upon a default in the payment of dividends on the Series A Preferred amounting to four full quarterly dividends, the number of directors will automatically increase by two and the holders of the Series A Preferred will have the right, voting as a single class, to elect two directors of Multi-Color to fill such newly created directorships. These voting rights may be exercised by holders of the Series A Preferred after the date on which the right to vote arises. Each director elected by the holders of the Series A Preferred in the event of a default in payment will serve as a director until all defaults in the payment of dividends have been cured and the then current quarterly dividend has been paid. As soon as the default is cured, the number of directors will automatically decrease by two. As of July 8, 1999, Multi-Color is in default with respect to dividends owed to the holders of the Series A Preferred and the
Series B Preferred in the aggregate amount of [$          .] Multi-Color is
currently prohibited by its loan agreement from paying all current dividends. Any director elected by the holders of the Series A Preferred may be removed only by the vote of the holders of the Series A Preferred, voting as a single class. These voting powers were included in the Articles as a result of arm's length negotiations with Label Venture Group LLC.

The Series A Preferred has a liquidation preference. In the event of a dissolution, liquidation or the winding up of Multi-Color, each holder of the Series A Preferred is entitled to receive $50 per share of the Series A Preferred plus any declared and unpaid dividends before any payment is made to the holders of the Series B Preferred or Common Stock. The Series A Preferred is also convertible, at any time at the option of the holder, into 10 shares of Common Stock pursuant to the terms set forth in the Articles, and subject to adjustment under certain circumstances. Beginning on May 3, 1998, Multi-Color had the right to redeem the Series A Preferred pursuant to the terms set forth in the Articles. The redemption price is the accrued and unpaid dividends plus cash in the amount of up to $58 per share. The redemption price reduces annually until it reaches $50 per share. Finally, the holders of the Series A Preferred have certain preemptive rights to purchase additional shares of Common Stock to avoid dilution upon the issuance of new Common Stock.

The Series B Preferred also has a liquidation preference. In the event of a dissolution, liquidation or the winding up of Multi-Color, each holder of the Series B Preferred is entitled to receive $40 per share of the Series B Preferred plus any declared and unpaid dividends before any payment is made to the holders of Common Shares. The Series B Preferred is also convertible, at any time at the option of the holder, into 10 shares of Common Stock pursuant to the terms set forth in the Articles, and subject to adjustment under certain circumstances. Beginning on May 3, 1998, Multi-Color had the right to redeem the Series B Preferred pursuant to the terms set forth in the Articles. The redemption price is the accrued and unpaid dividends plus cash in the amount of up to $46.40 per share. The redemption price reduces annually until it reaches $40 per share.

These rights set forth above were granted to the Series A Preferred and the Series B Preferred by the Board at the time of their issuance in May 1996. The effect of the approval, adoption and ratification of the terms of the Series A Preferred and the Series B Preferred will be to provide the holders of the Series A Preferred and the Series B Preferred with all of the rights and power that they purchased in May 1996. The approval, adoption and ratification will not expand or modify the rights of the Series A Preferred or the Series B Preferred beyond those previously bargained for in connection with the issuance of such stock. The Board recommends that the shareholders adopt, approve and ratify the terms of the Series A Preferred and the Series B Preferred.

THE BOARD UNANIMOUSLY RECOMMENDS THE APPROVAL, ADOPTION AND RATIFICATION OF AN AMENDMENT TO THE TERMS OF THE SERIES A PREFERRED AND THE SERIES B PREFERRED. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING IS REQUIRED TO APPROVE THE APPROVAL, ADOPTION AND RATIFICATION OF AN AMENDMENT TO THE TERMS OF THE SERIES A PREFERRED AND THE SERIES B PREFERRED.

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE ARTICLES
(ITEM 3 ON THE PROXY CARD)


The Board unanimously recommends the approval and adoption of an amendment to the Articles of Multi-Color which elects to make the Ohio control share acquisition statute inapplicable to Multi-Color and adopts a modified version of that Act and increases the number of authorized shares of Common Stock of Multi-Color. The amendment may facilitate the growth and acquisition strategy of Multi-Color. The amendment was unanimously adopted by the Board after discussions at four different Board meetings, subject to shareholder approval. The following is a summary of the material provisions of the amendment to the Articles. The Board recommends that you read the entire text of the amendment which appears, in its entirety, as Exhibit A to this proxy statement.


PURPOSES OF THE AMENDMENT. The Ohio control share acquisition statute, section 1701.831 of the Ohio Revised Code, provides that the acquisition of shares of public companies such as Multi-Color is conditioned on shareholder approval, if the acquisition constitutes a "control share acquisition," unless the articles of incorporation or regulations of the public company state that section 1701.831 does not apply. The term "control share acquisition" is defined as any acquisition of shares that would entitle an acquiring person immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of a public corporation in the election of directors within any of the following ranges of such voting power: (a) one-fifth or more but less than one-third; (b) one-third or more but less than a majority; and (c) a majority or more. A control share acquisition can only be made with the prior authorization of the holders of a majority of the total voting power of Multi-Color and the separate prior authorization of the holders of a majority of the voting power held by shareholders other than the proposed purchaser, and other interested shareholders, which includes all directors.

The Board believes that the procedures established under section 1701.831 may hinder Multi-Color's effort to acquire new and complementary businesses and hinder its ability to raise capital. The Board believes that Multi-Color must consider acquisitions of ongoing businesses, either by an acquisition of the stock of the company or by an acquisition of the assets of the business and a committee of the Board has reviewed several potential transactions. In either circumstance, the Board believes that the issuance of Common Stock may be necessary to complete such a transaction, whether by issuing Common Stock directly to the seller of the business, or by selling Common Stock to the public in an effort to raise capital to be paid directly to the seller of the business or a combination of the two. Some of the acquisitions which have been reviewed from time to time would require the issuance of more than 20% of Multi-Color's Common Stock, given Multi-Color's current market capitalization and size. In addition, a number of Multi-Color's largest shareholders and certain directors have expressed an interest in increasing the size of their shareholdings in the event that Multi-Color decides to raise capital by selling stock to the public. These shareholders would effectively be prohibited from participating in those equity offerings in any significant way because the acquisitions could be deemed control share acquisitions and would require approval under section 1701.831, which approval is not consistent with an equity offering by an established public company. Consequently, the amendment contains a provision exercising the statutorily authorized option to elect to make section 1701.831 inapplicable to any control share acquisition of voting stock (which includes shares convertible into voting stock) of Multi-Color. In its place the amendment adds to the Articles provisions corresponding to those of the Ohio statute, but modified to allow the Board to approve any control share acquisition of the voting stock of Multi-Color as an alternative to such approval. The amendment could also have the effect of providing certain anti-takeover protections to Multi-Color. Mr. Morgan, a director of Multi-Color, inadvertently violated the Ohio control share acquisition statute by making purchases, which allowed him to exercise more than one-fifth of the voting power of Multi-Color without obtaining the appropriate shareholder approval required under the statute. After being notified of the situation, Mr. Morgan promptly sold the requisite number of shares to reduce his voting power below 20%.


The Board recommends that the Articles be amended to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares. The amendment to increase the number of authorized shares of Common Stock will enable Multi-Color to reserve sufficient shares of Common Stock for issuance pursuant to the 1999 Long Term Incentive Plan and to issue additional shares of Common Stock under circumstances that are advantageous to the Company. These circumstances may include raising additional capital or making acquisitions, although the Company is not contemplating any such transactions at this time.


DESCRIPTION OF THE AMENDMENT. The amendment makes section 1701.831 inapplicable to any control share acquisition of voting stock of Multi-Color. In its place, the amendment adds to the Articles provisions corresponding to the Ohio control share acquisition statute, but modified to the extent necessary for consistency with the other provisions of the amendment. In particular, the amendment provides for prior approval of a control share acquisition by a majority of the Board as an alternative to such notification.

A determination by the Board regarding a control share acquisition is not deemed void because an interested director participated in the deliberations if the self-interest is disclosed or known to the directors, and the directors, in good faith reasonably justified, make such determination by the affirmative vote of a majority of the disinterested directors. A disinterested director is defined as a director whose material contact with Multi-Color is limited principally to activities as a director or shareholder. A person who has material and recurring business or professional contacts with Multi-Color is not a disinterested director.

Any voting stock which is issued or transferred in violation of the amendment would be deemed "excess shares" and the issuance or transfer would be deemed null and void.


The amendment would increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares. Currently, the Company has 10,000,000 shares of Common Stock authorized pursuant to its Articles. As of
July 8, 1999, there were           shares of Common Stock issued and outstanding
and           shares of Common Stock reserved for issuance pursuant to stock options and other benefit plans for employees and directors.


POSSIBLE ADVERSE CONSEQUENCES OF THE AMENDMENT. Multi-Color believes that adoption of the amendment to the Articles will advance the interests of Multi-Color and all of its shareholders by enabling Multi-Color to grow the business and increase profits through acquisitions. It is recognized, however, that some disadvantages may result for some shareholders. The amendment could hinder a person from acquiring control of Multi-Color, with the result that shareholders may not have the opportunity to sell their shares at a premium to that person. Specifically, the amendment may result in concentration of voting control in the hands of the current Board. Thus, a takeover attempt or an effort to remove incumbent directors or management might also be less likely to succeed under the amendment.

In addition, the amendment retains substantially the same anti-takeover measures presently applicable to the voting stock under Ohio's control share acquisition statute. Any person seeking in the future to accumulate one-fifth, one-third, or one-half of the outstanding voting stock would be required to seek prior approval of Multi-Color's shareholders or directors under the amendment to the Articles.

If the amendment is adopted, Multi-Color will have authorized but unissued shares of Common Stock, which would be available for issuance without further action by the shareholders, unless such action is required by applicable law or the rules of any stock exchange on which the Multi-Color's securities may be listed. The existence of authorized and unissued Common Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of Multi-Color with a view to effecting a merger, sale of Multi-Color's assets or similar transaction, since the issuance of Common Stock could be used to dilute the share ownership and voting rights of such person or entity. Further, any of such authorized but unissued Common Stock could be privately placed with purchasers who might support incumbent management, making a change in control of Multi-Color and removal of incumbent management more difficult.



Multi-Color is not proposing the amendment in response to any effort to accumulate the Common Stock or to obtain control of Multi-Color by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to the Board and the shareholders.


As of             , 1999, Multi-Color is not aware of any existing or planned effort on the part of any party to accumulate material additional amounts of Multi-Color's Common Stock, or to acquire control of Multi-Color by means of a tender offer, merger, solicitation in opposition to management or otherwise, or
to change Multi-Color's management. Additionally, as of             , 1999,
there are no offers to acquire all or substantially all of Multi-Color's assets. Nevertheless, the Board believes that it is in the long-term interest of Multi-Color's shareholders to anticipate future contingencies and that it is preferable to act now, when such actions can be taken after deliberative thought.

As a result of the provisions of the amendment described above, the over-all effect of the amendment may be to render more difficult the removal of incumbent directors of Multi-Color. The amendment could, therefore, be viewed as detrimental to shareholders in certain circumstances.

DEFENSIVE MEASURES PREVIOUSLY APPROVED. The shareholders have in the past approved the following measure which may be characterized as a defensive or anti-takeover provision: Since 1996, the Articles of Multi-Color have provided that preferred stock may be issued in one or more series by the Board. Presently there are 1,000,000 preferred shares authorized, 52,500 shares of Series A Preferred and 11,918 shares of Series B Preferred are outstanding. The Board may determine the dividend or distribution rights; liquidation provisions; redemption rights; sinking fund requirements; conversion rights; and restrictions on issuance of shares of any class or series. In the event of a tender offer or other attempt to gain control of Multi-Color which the Board does not approve, the Board could authorize issuance of a series of preferred shares with preferences and rights which could impede the completion of transactions meant to transfer control of Multi-Color.

Multi-Color does not at present have any plans, arrangements, commitments or understandings to issue any additional preferred shares, and the Board does not intend to issue any preferred shares except on terms which the Board deems to be in the best interests of Multi-Color and its shareholders.

Other than the proposed amendments to the Articles and the Regulations of Multi-Color set forth in this proxy statement, the Board does not contemplate adopting or recommending any further amendments to Multi-Color's Articles, Regulations or other documents which would affect persons attempting to acquire control of Multi-Color. In the Board's view, no provisions of Multi-Color's Articles or Regulations other than those described or proposed herein have an anti-takeover effect.


THE BOARD UNANIMOUSLY RECOMMENDS THE APPROVAL AND ADOPTION OF AN AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF MULTI-COLOR AND TO THE ARTICLES OF MULTI-COLOR WHICH ELECTS TO MAKE THE OHIO CONTROL SHARE ACQUISITION STATUTE INAPPLICABLE TO MULTI-COLOR AND ADOPTS A MODIFIED VERSION OF THAT ACT. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING IS REQUIRED TO APPROVE THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE ARTICLES.


APPROVAL AND ADOPTION OF AN AMENDMENT TO THE REGULATIONS
(ITEM 4 ON THE PROXY CARD)

The Board unanimously recommends the approval and adoption of an amendment to the Regulations of Multi-Color which will establish procedures for ac-cepting shareholder proposals and special meeting procedures and amend certain indemnification provisions. The proposed amendment will have the effect of making it more difficult for Multi-Color to be acquired and will facilitate the growth and acquisition strategy of Multi-Color. This amendment was adopted by the Board on April 20, 1999, subject to shareholder approval. The following is a summary of the amendment to the Regulations. The Board recommends that you read the entire text of the amendment which appears, in its entirety, as Exhibit B to this proxy statement.

DESCRIPTION OF THE AMENDMENT. Several provisions are proposed to be added to the Regulations. The proposed amendment modifies several provisions in the regulations including: the provision relating to calls for special business at a special meeting; the notice procedures for shareholder proposals and director nominations; the indemnification provisions for directors, officers and employees; the provision relating to who may call a meeting; the order of business at a shareholder meeting; the attendance of non-directors at Board meetings; the provision requiring that the President also serve as a director; and the provision relating to compensation of officers and employees.

Currently, any business properly presented at a shareholders meeting may be considered. The Regulations would be amended to provide that no calls for special business shall be considered at any special meeting other than that specified in the notice for the meeting. The proposal to amend the Regulations also establishes procedures for the advance notice of shareholder proposals and persons to be nominated for election as directors. Notice of any shareholder proposal or name for nomination must be delivered to the Secretary of Multi-Color no less than sixty (60) days and no more than ninety (90) days prior to the date of any annual or special meeting. If the date of the meeting is first announced less than seventy days prior to the date of the meeting, then the advance notice must be given no more than ten (10) days after the announcement of the date of the meeting. The notice to Multi-Color from a shareholder who intends to nominate a person at the annual meeting for election as a director must contain certain information about the shareholder and the person(s) nominated by him, including, among other things, the name and address of the shareholder, the number and class of all shares beneficially owned by the shareholder, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and the consent of each nominee to serve as a director if so elected. The shareholder's notice to Multi-Color must set forth in writing as to each matter the shareholder proposed to bring before the annual or special meeting: a brief description of the business to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; the name and address, as they appear on Multi-Color's books, of the shareholder of record proposing such business; the class and number of shares of Multi-Color's capital stock that are beneficially owned by such shareholder; and any material interest of the shareholder in such proposal. The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting.

Additionally, the proposed amendment to the Regulations provides an orderly procedure for the notification of the Board of business that is to be presented at shareholders' meetings. This will enable the Board to plan such meetings and also, to the extent it deems necessary or desirable, to inform the shareholders, prior to the meeting, of any new business that will be presented at the annual or special meeting. The Board will also be able to make a recommendation or statement of its position to enable the shareholders to better determine whether they want to attend the annual or special meeting or grant a proxy to the Board as to the disposition of any such business. The amendment does not give the Board any power to approve or disapprove the business that the shareholders desire to be conducted at the annual or special meeting, but it does provide for a more orderly procedure for conducting the annual or special meeting.

Article V of the Regulations provides that a director's, officer's and employee's liability is to be limited to the fullest extent permitted under the Ohio Revised Code. Consistent with that provision, the proposed amendment to the Regulations limits the liability of directors, officers and employees, to the fullest extent permitted under the Ohio Revised Code. This provision is designed to limit the personal liability of directors to Multi-Color or its shareholders under certain circumstances involving a breach of the director's fiduciary duty of care. No officer or director of Multi-Color has been involved in any litigation that would have been affected by a provision such as the one proposed. However, the proposed amendment is clearly in the interest of the directors as it would limit their personal liability in certain circumstances at the potential expense of Multi-Color and its shareholders.

The indemnification section would be amended to provide that directors, officers and employees will be indemnified for judgments and expenses incurred by them because they were a director, officer or employee to the fullest extent and according to the procedures and requirements set forth in the Ohio Revised Code.

This proposed amendment will coordinate Multi-Color's procedures with the Ohio Revised Code which currently is more restrictive in its definition of who may be indemnified. The Ohio Revised Code currently requires the person to have acted in good faith and in manner he reasonably believed to be in or not opposed to the best interest of Multi-Color or with respect to a criminal action, that he had no reason to believe that his conduct was unlawful. The current indemnification provisions indemnify all persons unless they have been willfully derelict in the performance of their duty.

It should be noted that the provision does not limit the remedies available to a shareholder dissatisfied with a Board decision that is protected by the provision. An aggrieved shareholder's only remedy in such a circumstances may be to sue to stop the completion of the Board's action. In many situations, this remedy may not be effective. Shareholders, for example, may not be aware of a transaction or an event until it is too late to prevent it. In these cases, the shareholders and Multi-Color could be injured by a careless Board decision and yet have no effective remedy.

The Board believes that the amendment limiting the liability of directors for monetary damages is in the best interests of the shareholders and Multi-Color by enhancing its ability to attract and retain qualified individuals to serve as directors of Multi-Color by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight.

The Board believes that the diligence exercised by directors stems primarily from their desire to act in the best interests of Multi-Color and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors is not lessened by this proposed amendment to the Regulations.

There are additional provisions in the amendment to the Regulations which provide more uniform procedures for conducting annual and special meetings of shareholders and directors. Currently, in the absence of the Chairman of the Board and the President, a Vice-President or any other officer may call a shareholders' meeting and act as Chairman, or, if all are absent, the shareholders may elect a Chairman. Pursuant to the proposed amendment, the shareholders would no longer have the right to elect a chairman in the absence of such officers. Pursuant to the proposed amendment, the order of business for a shareholders meeting would be eliminated. The order of business would be determined by the Chairman of the Meeting, as provided in the Ohio Revised Code. This change provides Multi-Color with the flexibility to conduct shareholder meetings in an efficient and informative manner.

Under the proposed amendment, the provision which allows directors to request the presence of a non-director to a meeting upon the vote of a majority of the directors would be eliminated. This amendment will allow the Board to make decisions without the intrusion of non-Board members.

There are also certain proposed changes to the duties and powers of the President of Multi-Color. The President of Multi-Color would no longer be required to also serve as a director of Multi-Color. Lastly, the President would no longer have the sole power to determine the compensation of officers and other employees of Multi-Color. Compensation matters would be determined by the Compensation Committee of the Board.

POSSIBLE ADVERSE CONSEQUENCES OF THE AMENDMENT. The imposition of advance notice and substantive nominee information requirements may be disadvantageous to the shareholders because it may be more difficult to remove or replace directors, even if such removal or replacement would be beneficial to shareholders generally.

The amendment to the Regulations may make it more difficult or discourage the assumption of control of Multi-Color by a purchaser of a significant block of Multi-Color's shares through the removal of incumbent director and could thus increase the likelihood that incumbent directors would retain their positions. The elimination of unanticipated nominations for directors from the floor at an annual meeting will serve to prevent a sudden change in the membership of the Board. For the shareholders and the Board to have a meaningful opportunity to consider the qualifications of nominees prior to a vote on such nominees, and to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications, the Board believes it is prudent and in the best interests of Multi-Color and its shareholders to adopt the proposed amendment to the Regulations.

The proposed procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This will also have the effect of discouraging belated attempts by third-parties to begin discussions at a shareholders' meeting. However, nothing in the proposed amendment will prevent the discussion by any shareholder of any business properly brought before the meeting.

Other than the proposed amendments to the Articles and Regulations of Multi-Color set forth in this proxy statement, the Board does not contemplate adopting or recommending any further amendments to Multi-Color's Articles, Regulations or other documents which would affect persons attempting to acquire control of Multi-Color. In the Board's view, no provisions of Multi-Color's Articles or Regulations other than those described or proposed herein have an anti-takeover effect.

THE BOARD UNANIMOUSLY RECOMMENDS THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE REGULATIONS OF MULTI-COLOR WHICH WILL ESTABLISH PROCEDURES FOR ACCEPTING SHAREHOLDER PROPOSALS AND SPECIAL MEETING PROCEDURES AND AMEND CERTAIN INDEMNIFICATION PROVISIONS. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING IS REQUIRED TO APPROVE THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE REGULATIONS.

APPROVAL AND ADOPTION OF THE 1999 LONG-TERM INCENTIVE PLAN
(ITEM 5 ON THE PROXY CARD)

The Board of Directors unanimously recommends the approval of the 1999 Long-Term Incentive Plan (the "Incentive Plan") under which 250,000 shares of Common Stock would be reserved for issuance. The Incentive Plan was unanimously adopted by the Board on January 19, 1999, subject to shareholder approval. The following is a summary of the material features of the Incentive Plan. The Board recommends that you read the full text of the Incentive Plan, which is set forth in its entirety as Exhibit C to this proxy statement.

PURPOSE

The Incentive Plan is intended to encourage selected officers and other key employees and/or consultants (each a "participant") of Multi-Color to acquire or increase a proprietary interest in the growth and performance of Multi-Color, to generate an increased incentive to contribute to Multi-Color's future success and to enhance the ability of Multi-Color to attract and retain qualified individuals. The Incentive Plan is not subject to any provisions of the Employee Retirement Security Act of 1974 ("ERISA").

TYPE AND NUMBER

The Incentive Plan authorizes the grant of awards ("Awards") which may consist of "incentive stock options," as that term is defined under the provisions of
Section 422 of the Code, non-qualified stock options and restricted stock awards. The maximum aggregate number of shares of Common Stock which presently may be issued under the Incentive Plan is 250,000 shares.

ADMINISTRATION

The Incentive Plan is administered by the Compensation Committee of the Board. The directors comprising the Compensation Committee are required to be "outside directors" as that term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee has sole discretion to determine those individuals to whom Awards will be granted, the types and number of awards granted, the terms and conditions of each Award, the number of shares covered by each Award, and the time periods during which Awards may be exercisable, and to make any other determination and take any other action that it deems necessary or desirable for the administration of the Incentive Plan; provided, however, that no participant in the Incentive Plan may receive stock or stock based Awards to acquire more than 80,000 shares of Common Stock during any one fiscal year.

The Compensation Committee may grant the following Awards, subject to the terms and conditions described below.

OPTIONS. The Compensation Committee may grant incentive stock options, non-qualified stock options, or a combination of the two. The exercise price per share of any option shall be equal to the fair market value of a share of Common Stock on the date of grant unless the Compensation Committee determines otherwise, provided that the exercise price per share under an incentive stock option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. Under the Incentive Plan, fair market value is generally the closing price of the share on the National Market of NASDAQ on the last trading day prior to the date on which the value is to be determined. The exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of capital stock of Multi-Color or a parent of subsidiary of Multi-Color on the date of grant must not be less than 110% of the fair market value on the date of grant.

Non-qualified options granted under the Incentive Plan are exercisable for a term as determined by the Compensation Committee, not to exceed ten years from the date of grant. Incentive stock options granted are exercisable for a term of not more than ten years from the date of grant, or not more than five years in the case of a 10% shareholder as described in the preceding paragraph. The Compensation Committee shall determine the events upon which the unexercised portion of any option will terminate.

No participant may be granted incentive stock options to the extent the aggregate fair market value, as of the date of grant, of the shares of Common Stock with respect to which incentive stock options are first exercisable by such participant during any calendar year exceeds $100,000.

RESTRICTED STOCK AWARDS. Restricted stock awards are rights granted by the Compensation Committee to receive shares of Common Stock subject to forfeiture and other restrictions determined by the Compensation Committee. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by Multi-Color and may not be sold or otherwise transferred by the participant. The Compensation Committee may grant restricted stock in shares of Common Stock, subject to forfeiture and other restrictions determined by the Compensation Committee. Such restrictions may lapse separately or in combination, at such times and in such installments, as the Compensation Committee may deem appropriate. Except as otherwise determined by the Compensation Committee, until the restrictions lapse, the shares will be forfeited upon the participant's termination of employment for any reason during the applicable restriction period. Upon lapse of the restriction, the shares will be delivered to the participant. The terms and conditions of such stock awards and stock based awards, as well as the consideration and method of payment for such shares, shall be as determined by the Compensation Committee.

CHANGE IN CONTROL. In the case of a "change in control" of Multi-Color, the Board may, in its sole discretion, determine on a case by case basis, that each award granted under the Incentive Plan will terminate 90 days after the occurrence of such "change in control," but, in the event of any such termination (i) an option holder will have the right, exercisable beginning at least 5 days prior to the "change in control" and subject to any other limitation on the exercise of such option, to exercise in full his options without regard to the vesting provisions applicable to such options, and (ii) restricted stock awards will vest. "Change in control," which is defined more specifically in the Incentive Plan, generally means (i) the acquisition of beneficial ownership by any person, other than Multi-Color, of securities of Multi-Color representing twenty-five percent (25%) or more of the combined voting power of Multi-Color's then outstanding securities, (ii) the failure of the individuals who presently constitute the Board (the "Incumbent Board") to constitute at least a majority thereof, provided that any director whose election has been approved in advance by the directors representing at least majority of the directors comprising the Incumbent Board shall be considered for these purposes as though such director was a member of the Incumbent Board,
(iii) the approval by the shareholders of Multi-Color and the completion of a merger or consolidation of Multi-Color with any other corporation, other than a merger or consolidation which would result in the voting securities of Multi-Color outstanding immediately prior thereto continuing to represent at least 80% of the combined voting power of the voting securities of Multi-Color or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the approval by the shareholders of Multi-Color and the completion of a plan of complete liquidation of Multi-Color or an agreement for the sale or disposition by Multi-Color of all or substantially all of Multi-Color's assets.

TRANSFERABILITY. Awards (other than restricted stock with respect to which all applicable restrictions have expired, lapsed, or been waived, hereinafter referred to as "released stock") are not transferable, other than by will or the laws of descent and distribution or, in certain circumstances, pursuant to a domestic relations order. Each Award (other than released stock) may be exercised, during the lifetime of the holder of the Award, only by the holder, or the holder's personal representative.

ADJUSTMENT. Awards granted under the Incentive Plan may be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend, or other similar event affecting the Common Stock.

TERMINATION AND AMENDMENT. The Incentive Plan will terminate on January 19, 2009. Any Awards outstanding at the time of termination of the Incentive Plan will continue in full force and effect according to the terms and conditions of the Award and the Incentive Plan.

The Incentive Plan may be amended by the Board, provided however, that no amendment may be effected without the approval of the shareholders if shareholder approval would be required under Section 422 of the Code, Rule 16b-3 or under Section 162(m) of the Code. No amendment may impair any rights of any holder of an Award previously granted under the Incentive Plan without the holder's consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN

NON-QUALIFIED STOCK OPTIONS. The issuance of a non-qualified stock option under the Incentive Plan will not generally result in any taxable income to the participant or a tax deduction to Multi-Color at the time of grant. Generally, the participant to whom a non-qualified stock option has been granted will recognize ordinary income at the time the participant exercises the option and receives shares of Common Stock in an amount equal to the excess of the fair market value of such shares on the date of exercise over the option price.

Notwithstanding the foregoing, upon the exercise of a non-qualified stock option by a person subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), the acquisition date of the shares of Common Stock for federal income tax purposes and the time of recognition of income will be postponed as long as the sale of the shares of Common Stock could subject the person to suit under the "short swing profit" provisions of Section 16, unless such person elects to be taxed on the date of exercise. Furthermore, the amount of income recognized by the participant will be the excess of the fair market value of such shares of Common Stock at the end of the postponement period (rather than at the date of exercise) over the option price.

Multi-Color is generally entitled to a tax deduction corresponding to the amount of income recognized by the participant as a result of the exercise of a non-qualified stock option for the year in which the participant recognizes such income for federal income tax purposes.

INCENTIVE STOCK OPTIONS. Neither the receipt nor exercise of an incentive stock option is a taxable event to the participant and if the participant does not dispose of the shares of Common Stock acquired under an incentive stock option prior to the expiration of the requisite holding periods described below, any gain resulting from the sale of such shares will be long-term capital gain. In such case, Multi-Color would not be entitled to any tax deduction with respect to the grant or exercise of the option. The difference between the fair market value of the shares of the Common Stock on the date of exercise and the option price is a tax preference item which may cause the participant to incur an alternative minimum tax in the year of exercise. The minimum statutory holding periods are two years from the date the option is granted and one year from the date of the exercise of the incentive stock option. The statutory holding period for incentive stock options is waived in the event of the participant's death.

If the shares of Common Stock are disposed of before the end of either of such statutory holding periods (a "disqualifying disposition"), the lesser of (i) the difference between the option price and the fair market value of such shares on the date of exercise, or (ii) the total amount of gain realized on the sale must be reported by the participant as ordinary income and Multi-Color would generally be entitled to a tax deduction in that amount. The remaining gain, if any, would be taxed to the participant as capital gain.

Notwithstanding the foregoing, if the participant is subject to Section 16 at the time of a disqualifying disposition, the acquisition date of the shares and the time of recognition of income will be postponed as long as the sale of shares could subject the participant to suit for "short swing profit" unless he elects to be taxed immediately. In addition, the amount of income recognized will be the lesser of (i) the difference between the option price and the fair market value of such shares at the end of the postponement period (rather than at the date of exercise), or (ii) the total amount of gain realized on the sale.

RESTRICTED STOCK. Generally, a participant to whom a restricted stock award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to a substantial risk of forfeiture, over the purchase price, if any, paid by the participant for such Common Stock, and such amount will generally then be deductible for federal income tax purposes by Multi-Color. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the participant to suit under the 'short swing profit ' provisions of Section 16. Alternatively, if the participant of a restricted stock award so elects, the participant will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the participant for such Common Stock, and such amount will generally then be deductible by Multi-Color.

In the event of the forfeiture of the Common Stock included in a restricted stock award, the participant will not be entitled to any deduction except to the extent the participant paid for such Common Stock. Upon a sale of the Common Stock included in the restricted stock award, the participant will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the participant's tax basis for such shares of Common Stock.

LIMITATION ON COMPANY DEDUCTION. Section 162(m) of the Code will generally limit to $1,000,000 Multi-Color's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based" Under applicable Treasury regulations, and a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an participant during any one year, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. The terms of the Incentive Plan and the composition of the Compensation Committee are intended to comply with these regulations relating to stock options. Other stock awards, however, will not generally qualify as "performance based" compensation unless the vesting or purchase of the restricted stock bonus is contingent upon satisfying a separate performance goal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE APPROVAL AND ADOPTION OF THE 1999 LONG-TERM INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING IS REQUIRED TO APPROVE THE APPROVAL AND ADOPTION OF THE 1999 LONG-TERM INCENTIVE PLAN.

RATIFICATION OF THE APPOINTMENT
OF GRANT THORNTON LLP AS
INDEPENDENT PUBLIC ACCOUNTANTS
FOR FISCAL YEAR 2000
(ITEM 6 ON THE PROXY CARD)

Although not required by law, the Board is seeking shareholder ratification of its appointment of Grant Thornton LLP as independent public accounts for fiscal year 2000. An affirmative vote of a majority of votes cast at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Grant Thornton LLP at least through fiscal 2000. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires Multi-Color's executive officers, directors and persons who own more than 10% of a registered class of Multi-Color's equity securities to file reports of ownership and changes in ownership. Based on a review of the copies of such forms received by it, Multi-Color believes that during the last fiscal year, except as described below, all of its executive officers, directors and ten percent shareholders complied with the Section 16 reporting requirements. Mr. Morgan's Form 4s reflecting numerous purchases of shares of Common Stock during the last fiscal year were not timely filed.

                           SUMMARY COMPENSATION TABLE

                                                                           Long Term
                                                                          Compensation
                                                                             Awards
                                             Annual Compensation
                                                                           Securities
          Name and                                         Other Annual    Underlying       All Other
     Principal Position       Year     Salary     Bonus    Compensation   Options (#)    Compensation (3)
     ------------------      ------   --------   -------   ------------   ------------   ----------------
Gordon B. Bonfield             1999   $200,000   $99,086    $  16,000(1)     50,000          $27,060
President                      1998(4)   44,745   21,000       11,400(2)     50,000            3,900
Chief Executive Officer

Steven G. Mulch                1999   $150,000   $74,315    $  12,049(2)        -0-          $12,337
Vice President of              1998(5)    6,250      -0-          -0-        50,000              -0-
Corporate Sales and Business

Francis D. Gerace              1999(6) $175,000  $69,360    $  11,248(2)        -0-          $ 7,200
President                      1998(5)    5,833      -0-          -0-        50,000              -0-

John R. Voelker                1999   $105,000   $31,212    $  14,163(2)      5,000          $ 3,912
Vice President                 1998    107,701       -0-       11,543(2)        -0-            3,434
Sales and Marketing            1997    100,000    17,180       11,061           -0-            3,729

William R. Cochran             1999   $105,000   $31,212    $  13,887(2)      5,000          $ 3,745
Vice President                 1998(7)  100,008      -0-       11,164           -0-            3,251
Finance/CFO, Secretary         1997     90,000    15,462        9,825         2,500            3,319

1. The Company has established a supplemental retirement program for key executives based on a percentage of the executive's salary. The percentage is 8% of compensation. In fiscal 1999, each of the accounts was credited with the following amounts: Mr. Bonfield -- $16,000; Mr. Mulch -- $12,049; Mr. Gerace -- $11,248; Mr. Voelker -- $14,163; and Mr. Cochran $13,887
   representing a percentage of salary plus accrued interest under this plan.

2. The dollar value represents the difference between the purchase price of $5.36 per share and the fair market value of $6.50 per share on the date of purchase for the 10,000 shares purchased.

3. All other compensation includes the Company's contribution to the Multi-Color 401(k) profit sharing retirement savings plan (the "Retirement Plan"), the Multi-Color Corporation 1997 Employee Stock Purchase Plan and interest earned through the deferred compensation plan. Fiscal 1999 amounts are comprised of the Company's contributions under the Retirement Plan in the following amounts: Mr. Bonfield -- $9,060; Mr. Mulch -- $5,137; Mr. Voelker -- $3,912; and Mr. Cochran -- $3,745. Mr. Bonfield's, Mr. Mulch's and Mr. Gerace's compensation also includes the payment by the Company of certain benefits, including an automobile allowance, as follows: Mr. Bonfield -- $18,000; Mr. Mulch -- $7,200; and Mr. Gerace -- $7,200.

4. Mr. Bonfield was elected on January 7, 1998 to replace Mr. Court as President and Chief Executive Officer beginning January 12, 1998. Mr. Bonfield resigned his positions of President and Chief Executive Officer on May 19, 1999.

5. Mr. Mulch and Mr. Gerace started in their respective positions on March 16, 1998.

6. Mr. Gerace was elected President on May 19, 1999 to replace Mr. Bonfield.

7. Mr. Cochran was appointed Secretary on June 15, 1998.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                               Value of Unexercised
                                          Value        Number of Securities Underlying        In-the-Money Options at
                       Shares acquired   Realized   Unexercised Options at Fiscal Year End        Fiscal Year End
                       on Exercise(#)      ($)            Exercisable/Unexercisable          Exercisable/Unexercisable
                       ---------------   --------   --------------------------------------   -------------------------
Gordon B. Bonfield            -0-            -0-                16,666/83,334                      $.00/$3000.00
Steven G. Mulch               -0-            -0-                16,666/33,334                          -0-
Francis D. Gerace             -0-            -0-                16,666/33,334                          -0-
John R. Voelker             5,000        $20,925                  2,500/7,500                   $8437.50/$8437.50
William R. Cochran            -0-            -0-                20,500/12,000                  $23,456.25/$6,918.75

EMPLOYMENT AGREEMENTS

     Multi-Color and Mr. Gerace entered into an employment agreement dated as of March 16, 1998. The agreement was amended on May 18, 1999 to appoint Mr. Gerace as President of Multi-Color and set his salary at $175,000. The initial term of employment extends through June 30, 2000. The term automatically renews for successive one year periods until either party gives the other at least three
(3) months written notice. Mr. Gerace's annual salary of $175,000 may be adjusted annually based on his performance. Mr. Gerace is also entitled to a bonus pursuant to the Executive Incentive Compensation Plan, as amended from time to time. Pursuant to the Agreement, Multi-Color also granted Mr. Gerace an option to purchase 50,000 shares of common stock at $6.410 per share. The option has a term of five years and vests one-third on each anniversary of the date of grant. In the event that Mr. Gerace terminates his employment for any reason within one year of a Change in Control, he is entitled to: (i) his annual salary through the date of termination, (ii) a bonus of 50% of his annual salary prorated through the date of termination, (iii) any deferred compensation and other non-qualified benefit plan balances and (iv) an amount equal to the annual salary paid over a two year period in monthly installments. In the event of a Change in Control and Mr. Gerace's position is eliminated or he is terminated by Multi-Color for any reason other than Cause, he shall receive the same severance compensation as stated above except that the compensation provided in item (iv) above shall be paid in a lump sum. If a Change in Control occurred on July 8, 1999, Mr. Gerace would receive (i) any base salary through the date of termination to the extent not previously paid; (ii) a bonus of $87,500, prorated through the date of termination; (iii) any compensation previously deferred by Mr. Gerace and any other non-qualified benefit plan balances to the extent not previously paid; (iv) a lump sum of $175,000; (v) automatic vesting of all stock options; (vi) continued benefits under all welfare and other benefit plans for one year and (vii) to the extent not previously paid, any other amounts or benefits required under any other plan or program of Multi-Color.

     Multi-Color and Mr. Mulch entered into an employment agreement dated as of March 16, 1998. The initial term of employment extends through September 30, 2000. The term automatically renews for successive one year periods until either party gives the other at least three (3) months written notice. Mr. Mulch's annual salary of $150,000 may be adjusted annually based on his performance. Mr. Mulch is also entitled to a bonus pursuant to the Executive Incentive Compensation Plan, as amended from time to time. Pursuant to the Agreement, Multi-Color also granted Mr. Mulch an option to purchase 50,000 shares of common stock at $6.410 per share. The option has a term of five years and vests one-third on each anniversary of the date of grant. In the event that Mr. Mulch terminates his employment for any reason within one year of a Change in Control, he is entitled to: (i) his annual salary through the date of termination, (ii) a bonus of 50% of his annual salary prorated through the date of termination,
(iii) any deferred compensation and other non-qualified benefit plan balances and (iv) an amount equal to the annual salary paid over a two year period in monthly installments. In the event of a Change in Control and Mr. Mulch's position is eliminated or he is terminated by Multi-Color for any reason other than Cause, he shall receive the same severance compensation as stated above except that the compensation provided in item (iv) above shall be paid in a lump sum. If a Change in Control occurred on July 8, 1999, Mr. Mulch would receive
(i) any base salary through the date of termination to the extent not previously paid; (ii) a bonus of $75,000, prorated through the date of termination; (iii) any compensation previously deferred by Mr. Mulch and any other non-qualified benefit plan balances to the extent not previously paid; (iv) a lump sum of $150,000; (v) automatic vesting of all stock options; (vi) continued benefits under all welfare and other benefit plans for one year and (vii) to the extent not previously paid, any other amounts or benefits required under any other plan or program of Multi-Color.

     Multi-Color maintains stock options plans which authorize the issuance of incentive and non-qualified stock options. Options granted under the plans contain such terms and conditions as are established by the Board at the time of the grant. All outstanding options generally have either six year or five year terms and vest twenty percent per year over five years in the case of six year options and twenty-five percent per year over four years in the case of five year options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                        Potential
                                                                                                     Realized Value
                                              % of Total                                            of Assumed Annual
                                                Options                                              Rates of Price
                                              Granted for                                             Appreciation
                                               Employees         Exercise                            for Option Term
                                 Options       in Fiscal           Price          Expiration      ---------------------
       Individual Grants         Granted         Year          ($/Per Share)         Date           5%           10%
       -----------------         -------      -----------      -------------      ----------      -------      --------
Gordon B. Bonfield               50,000           76%              $5.94          3/30/2003       $82,000      $181,500

Steven G. Mulch                   -0-           --                --                 --             --            --

Francis D. Gerace                 -0-           --                --                 --             --            --

John R. Voelker                   5,000            8%               6.12          4/23/2003         8,450        18,700

William R. Cochran                7,500           11%               6.12          4/23/2003        12,675        28,050

    Except for the exercise of options for 5,000 shares of common stock by Mr. Voelker, no options were exercised during the last fiscal year by any of the individuals named in the above compensation table.

PERFORMANCE GRAPH

     The following performance graph compares Multi-Color's cumulative total shareholder return from April 1, 1994 through March 28, 1999, to that of the Media General Nasdaq Market Index, a broad market index, and Media General MG Industry Group 325 -- Packaging and Containers, an index of printing and packaging industry peer companies. Multi-Color is using a different industry index group for this fiscal year because Media General has eliminated the Media General MG Industry Group 93 -- Printing industry index which was used last year. The graph assumes that the value of the investment in the Common Stock and each index was $100.00 on April 1, 1994 and that all dividends were reinvested. Stock price performances shown in the graph are not indicative of future price performances. This data was furnished by Media General Financial Services.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         AMONG MULTI-COLOR CORPORATION,
                       MEDIA GENERAL NASDAQ MARKET INDEX
                         AND MEDIA GENERAL MG INDUSTRY
                     GROUP 325 -- PACKAGING AND CONTAINERS

                                                    MULTI-COLOR CORP.          NASDAQ MARKET INDEX           MG GROUP INDEX
                                                    -----------------          -------------------           --------------
1994                                                      100                         100                         100
1995                                                       40                       106.9                       108.7
1996                                                       45                       142.7                      110.19
1997                                                     57.5                      159.64                       114.3
1998                                                     62.5                      241.26                      116.69
1999                                                    63.75                      315.28                       91.04

                     ASSUMES $100 INVESTED ON APR. 1, 1994
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING MAR. 28, 1999

INCORPORATION BY REFERENCE

     Multi-Color's 1999 Annual Report, which contains Multi-Colors financial statements, is incorporated by reference into this Proxy Statement and is deemed to be part of this Proxy Statement. The 1999 Annual Report accompanies this Proxy Statement.

OTHER MATTERS

     All expenses of Multi-Color in connection with this solicitation will be borne by Multi-Color. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or personal contact with nominal expense to Multi-Color. Multi-Color will request brokers and other nominees who hold Common Stock in their names to solicit proxies from the beneficial owners and will pay the standard charges and expenses associated therewith.

     In order for a shareholder proposal to be included in Multi-Color's proxy statement for presentation at next year's annual meeting, it must be received, in writing, by the Secretary of Multi-Color at its principal executive offices, 205 West Fourth Street, Suite 1140, Cincinnati, Ohio 45202, not later than March 12, 2000. If we do not receive written notice of the shareholder proposal prior to June 19, 2000, proxies received by Multi-Color for next year's annual meeting will be voted in accordance with the judgment of management on any such shareholder proposal. If there is a change in the anticipated date of next year's annual meeting (or these deadlines) by more than 30 days, we will notify you of this change through our Form 10-Q filings or by any other practicable means.

     Management of Multi-Color knows of no other matter that may come before the annual meeting. If other matters properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the best judgment of the person voting the proxies.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

     William R. Cochran
     Secretary
     Multi-Color Corporation
     205 West Fourth Street, Suite 1140
     Cincinnati, Ohio 45202
     or call us at (513) 381-1480.

     For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755. We also invite you to visit Multi-Color's Internet site at www.multicolorcorp.com. Internet site materials are for your general information and are not part of this proxy solicitation.

                                                                       EXHIBIT A

                                    AMENDED
                           ARTICLES OF INCORPORATION
                                       OF
                            MULTI-COLOR CORPORATION

     FIRST: The name of the Corporation shall be Multi-Color Corporation.

     SECOND: The place in Ohio where its principal office is to be located is Suite 1140, 205 West Fourth Street, Cincinnati, Hamilton County, Ohio 45202.

     THIRD: The purpose for which the Corporation is organized shall be:

          To manufacture, produce, sell, distribute, and otherwise deal in paper and paper products, including labels, and to undertake all business activities incidental to such purpose and to engage in any lawful act or acts for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code as now in effect or hereinafter amended.


     FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is: (i) Twenty Million (20,000,000) shares of common stock, without par value (the "Common Shares"); and (ii) One Million (1,000,000) shares of preferred stock, without par value (the "Preferred Shares," and together with the Common Shares, collectively referred to herein as the "Shares").


     The holders of the Preferred Shares shall be entitled to receive dividends out of any funds of the Corporation at the time legally available for dividends when and as declared by the Board of Directors of the Corporation (the "Board") at such rate as shall be fixed by the Board before any sum shall be set apart or applied to the redemption or purchase or any dividend shall be declared or paid upon or set apart for any class or series of Common Shares. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Preferred Shares shall be entitled to receive out of the assets of the Corporation payment of any amount per share as determined by the Board as a liquidation price (including accrued dividends, if any) before any distribution of assets shall be made to the holders of any class or series of Common Shares.

     The Board shall have the express authority from time to time to adopt amendments to these Articles of Incorporation with respect to any unissued or treasury Preferred Shares and thereby to fix or change the division of such shares into classes (referred to herein as "series") or series (referred to herein as "subseries") and the designation and authorized number of shares of each series or subseries and to provide for each such series or subseries: dividend or distribution rate; dates of payment of dividends or distributions; dates from which dividends or distributions are cumulative; liquidation price; redemption rights and prices; sinking fund requirements; conversion rights; restrictions on the issuance of shares any class or series; and such other designations, preferences and relative, participating, optional or other special rights, powers and privileges of an qualifications, limitations or restrictions on the rights of holders of shares of any series or subseries as may be determined by the Board. The Board is hereby endowed with the maximum authority permitted by law to establish the express terms of any unissued or treasury Preferred Shares. It is the express intention of the shareholders that if, after the date hereof, the Ohio General Corporation Law is amended to increase the authority of the Board in this respect, the Board shall have such increased authority without further amendment of these Articles of Incorporation.

     DIVISION I. EXPRESS TERMS OF SERIES A PREFERRED SHARES. Fifty-two Thousand Five Hundred (52,500) shares of the Preferred Shares shall be designated as a separate series referred to as Series A Preferred Shares (the "Series A Preferred Shares"). The preferences and relative participating, optional and other special rights, and qualifications, limitations and restrictions thereof, of the Series A Preferred Shares are hereby fixed as follows:

  SECTION 1. DIVIDENDS

     1.1 The holders of outstanding Series A Preferred Shares shall be entitled to receive fully cumulative dividends, when, and as declared by the Board, out of funds legally available therefor and in preference to any dividends payable to holders of Common Shares of the Corporation or of any other series or subseries of the Corporation's capital stock ranking junior as to liquidation rights to the Series A Preferred Shares, at a rate per annum of Four Dollars and Twenty-five Cents ($4.25), payable quarterly in arrears. The dividend rate is subject to adjustment based upon stock splits, stock dividends or combinations. Each quarterly dividend is payable for a quarterly dividend period. (Hereinafter referred to as a "Quarterly Dividend Period" or "Quarterly Dividend Periods", which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 of each year. Dividends for the Quarterly Dividend Period shall be payable quarterly on the last day of each March, June, September and December commencing on June 30, 1996 and shall be paid to holders of record on such respective dates which, with respect to the initial quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed fifty (50) days preceding such quarterly dividend payment dates, as may be determined by the Board in advance of the payment of the particular dividend. Dividends shall commence to accrue from the date of original issuance of the Series A Preferred Shares. The initial dividend shall be declared and paid only for that portion of the Quarterly Dividend Period for which the Series A Preferred Shares is actually outstanding.

     Holders of outstanding Series A Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or Shares, in excess of full cumulative dividends, as provided in the immediately preceding paragraph, on the Series A Preferred Shares.

     If at any time, the Corporation pays less than the total amount of dividends then accrued upon the Series A Preferred Shares and any other Shares ranking on a parity as to dividends with the Series A Preferred Shares, dividends declared upon Series A Preferred Shares and such other Shares shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series A Preferred Shares and such other Shares shall bear to each other the same ratio that accumulated dividends per share on the Series A Preferred Shares and such other Shares bear to each other.

     In no event, so long as any Series A Preferred Shares shall remain outstanding, shall the Corporation declare, pay or set aside any dividend on, declare, make or set apart any other distribution of any kind (except distributions in Common Shares or any other series or subseries of capital Shares ranking, as to dividends and liquidation rights, junior to the Series A Preferred Shares (the "Junior Shares")), in respect of, or purchase, redeem or otherwise acquire, the Common Shares or any Junior Shares, under any circumstances, unless, on the date of such declaration, in the case of a dividend, or on the date of such distribution, in the case of a distribution, full cumulative dividends on all outstanding Series A Preferred Shares for all dividend payment periods terminating on or prior to the date of such declaration or distribution shall have been paid or declared and funds set aside for such payment and sufficient funds are set aside for the payment of the dividend for the current dividend payment period, or pro rata portion thereof; provided, however, that nothing hereinabove shall prevent the Corporation from exercising any rights it may have to purchase Common Shares from any employee, consultant or director of the Corporation upon termination of their employment with the Corporation or otherwise.

  SECTION 2. LIQUIDATION PREFERENCE

     2.1 Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Shares shall be entitled, before any distribution or payment is made upon any share of Common Shares or any other series or subseries of the Corporation's capital stock ranking junior as to liquidation rights to the Series A Preferred Shares (but after preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series A Preferred Shares) to be paid Fifty Dollars ($50) per Series A Preferred Share out of the assets of the Corporation available for distribution (subject to adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series A Preferred Shares) plus any dividends on the Series A Preferred Shares provided for by
Section 1 hereof that have been declared by the Board but are unpaid through the date of distribution to the holders of the outstanding Series A Preferred Shares in connection with such liquidation, dissolution or winding up (the "Series A Liquidation Preference"). If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Shares (and all holders of other Preferred Shares of the Corporation ranking on parity with the Series A Preferred Shares in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payments in full to the holders of Series A Preferred Shares of the Series A Liquidation Preference, then all assets of the Corporation available for distribution to shareholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series A Preferred Shares shall be distributed ratably among the holders of Series A Preferred Shares and all holders of other Preferred Shares of the Corporation ranking on parity with the Series A Preferred Shares.

     2.2 Other Distributions. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Preferred Shares and any other series of Preferred Shares shall have been paid in full any preferred Shares liquidation preferences that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of the Common Shares on a pro rata basis.

     2.3 Notice. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of Series A Preferred Shares, such notice to be addressed to each such holder as its address as shown on the records of the Corporation.

  SECTION 3.  CONVERSION

     3.1 Right to Convert

     (a) Subject to Section 3.3 hereof, each share of Series A Preferred Shares shall be convertible, at any time, before a liquidating payment is made to the holder of such Series A Preferred Shares pursuant to Section 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable Common Shares provided for below.

     (b) Each share of Series A Preferred Shares shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing Fifty Dollars ($50.00) per share by the Series A Conversion Price (as defined below), determined as hereafter provided, in effect at the time of conversion. The initial Series A Conversion Price shall be Five Dollars ($5.00) per share; provided, however that such Conversion Price shall be subject to adjustment as set forth below.

     3.2 Mechanics of Conversion. Before any holder of Series A Preferred Shares shall be entitled to convert the same into Common Shares, such holder shall surrender the certificates for the Series A Preferred Shares, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, and shall give written notice by registered or certified mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Common Shares are to be issued. (A holder of Series A Preferred Shares may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of Series A Preferred Shares, or to the nominee or nominee of such holder, a certificate or certificates for the number of Common Shares to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the Series A Preferred Shares being converted, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

     3.3 Conversion Price Adjustments. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

          (a) If the Corporation shall (i) pay a dividend or make a distribution on its Common Shares in additional Common Shares, (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine its outstanding Common Shares into a lesser number of shares or (iv) issue by reclassification of its Common Shares any shares of capital stock of the Corporation, then, in each such case, the Series A Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Series A Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of

     Common Shares or other capital stock of the Corporation which he or she would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Subsection (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

          (b) If the Corporation shall, by dividend or otherwise, distribute to all holders of its outstanding Common Shares, in respect of such Common Shares (and not to all holders of Series A Preferred Shares, in respect of such Series A Preferred Shares), shares of capital stock, other than Common Shares, evidences of its indebtedness or assets (including securities and cash, but excluding (i) any regular periodic cash dividends of the Corporation (provided that the Corporation is not then in default in paying holders of the Series A Preferred Shares their fully cumulative preferred dividend), (ii) dividends or distributions payable in Shares for which adjustment is made pursuant to Subsection (a) of this Section 3.3 and (iii) distributions made and contemplated by Section 2.2 hereof), or rights or warrants to subscribe for or purchase securities of the Corporation, then, in each such case, the Series A Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Series A Conversion Price in effect immediately prior to the record date of such distribution by a fraction, the numerator of which shall be the Current Market Value (as defined below) per share of the Common Shares less the fair market value on such record date, as determined by the Board, whose determination shall be described in the notice of adjustment of Series A Conversion Price given as herein provided, of the portion of the capital Shares or assets or the evidences of indebtedness or assets so distributed to the holder of one share of Common Shares or of such subscription rights or warrants applicable to one share of Common Shares, and the denominator of which shall be such Current Market Value per share of Common Shares. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Such adjustment shall be made successively whenever such a record date is fixed and in the event such distribution is not so made, the Conversion Price shall be adjusted back to the Conversion Price which would then be in effect if such record date had not been fixed.

          (c) If, as a result of an adjustment made pursuant to Subsection (a) of this Section 3.3, the holder of any Series A Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than Common Shares, thereafter the Series A Conversion Price of such other shares so receivable upon conversion of any Series A Preferred Shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in this Section.

          (d) If at any time, the Corporation issues or sells, or is deemed to have issued or sold, or issues any rights, options or convertible securities permitting the acquisition of, any Common Shares for a consideration per share less than the conversion price in effect immediately prior to the time of such issue or sale (unless the provisions of Subsections (a), (b), (c), (h), (i) or (j) hereof shall be applicable, in which event this Subsection (d) shall not apply), the conversion price will be recalculated by dividing (i) the sum of (A) the product derived by multiplying the conversion price in effect immediately prior to such issue or sale times the number of Common Shares outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of Common Shares outstanding immediately after such issue or sale.

          (e) If the Corporation shall issue or sell its Common Shares, for the consideration per share which is below Five Dollars ($5.00) per share (unless the provisions of subsections (a), (b), (c), (d), (h) , (i) or (j) hereof shall be applicable, in which event this Subsection (e) shall not apply), the conversion price will be recalculated by dividing (i) the sum of (A) the product derived by multiplying Five Dollars ($5.00) times the number of Common Shares outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Corporation upon such sale or issue, by (ii) the number of Common Shares outstanding immediately after such issue or sale.

          (f) No adjustments shall be made pursuant to this Section 3.3 unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares issuable upon the conversion of the Series A Preferred Shares; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth (1/1000) of a share.

          (g) As used herein, the term "Current Market Value" shall be the last reported sales price or the latest closing bid and ask prices for the Common Shares on any national securities exchange or the Nasdaq National Market. If the Common Shares are not so listed or admitted to trading, the term "Current Market Value" shall be the fair market value on a going concern basis, disregarding any control premiums and minority interest discounts, of the Common Shares as determined by the Board after consideration of (i) published valuations of similar other companies in like industries, (ii) reports or valuations of one (1) or more independent qualified appraisers or investment banking concerns as deemed appropriate and necessary by the Board, (iii) the purchase and sale prices of Common Shares that have been sold by holders thereof in arm's length transactions with unaffiliated third parties, and (iv) such other information as deemed appropriate by the Board.

          (h) An equitable adjustment of the Series A Conversion Price shall be made in the event of any fundamental transaction involving the reclassification or modification of the Common Shares or extraordinary distributions with respect to the Common Shares, whether or not such transaction is specifically mentioned in the foregoing paragraphs.

          (i) In the case of any consolidation or merger of the Corporation into another corporation, or in the case of any merger of another corporation into the Corporation, other than a merger with a corporation in which merger the Corporation is the continuing corporation and which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares, or in the case of any lease or transfer to another corporation of all or substantially all of the assets of the Corporation, the holder of each share of the Series A Preferred Shares then outstanding shall have the right thereafter, subject to the terms and conditions of this Section 3.3(i), to convert such Share into the kind and amount of shares and other securities and property receivable upon such consolidation, merger, lease or transfer by a holder of the number of Common Shares into which such share of Series A Preferred Shares might have been converted pursuant to this Section 3.3 immediately prior to such consolidation, merger, lease or transfer; and effective provision shall be made in the Articles of Incorporation or charter of the resulting or surviving corporation or otherwise so that the provisions set forth in this
     Section 3.3 shall thereafter be applicable, as nearly as practicable, to any such other shares and other securities and property deliverable upon conversion of the Series A Preferred Shares pursuant to this Section 3.3(i) remaining outstanding or other convertible preferred Shares received by the holder in place thereof; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series A Preferred Shares remaining outstanding, or other convertible preferred Shares received by the holders in place thereof, may be entitled, and to make provisions for the protection of the conversion right as herein provided, and the provisions of this Section 3 shall remain outstanding after such reorganization. In case securities or property other than Common Shares shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 3.3(i) shall be deemed to apply, so far as appropriate and as nearly as practicable, to such other securities or property. This provision of this Section 3.3(i) shall similarly apply to successive reorganizations, consolidations, mergers, leases or transfers.

          (j) The Series A Conversion Price shall not be adjusted as a result of any grant, sale or issuance of any security pursuant to any existing or future employee benefit plan, including but not limited to, any bonus, retirement, pension, profit sharing, savings, Shares option, Shares appreciation, Shares purchase, incentive, deferred compensation or employment plan or agreement.

     3.4 Fractional Shares and Certificate as to Adjustments.

     (a) In lieu of issuing fractional shares upon a conversion of Series A Preferred Shares, the Corporation shall pay cash equal to the fraction multiplied by the Current Market Value of one (1) Common Share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of

Series A Preferred Shares the holder is at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

     (b) Upon the occurrence of each adjustment of the Series A Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Shares a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

     3.5 Notice of Record Date, Etc. If the Corporation authorizes payment or other distribution to shareholders of any dividend or other distribution, any right or subscribe for, purchase or otherwise acquire any shares of any series or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Shares as promptly as possible, and in each case where possible at least twenty (20) days prior to the applicable date hereinafter specified, a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right, or if a record is not to be taken, the date as of which the holders to be entitled to such dividend, distribution or right is to be determined, and the amount and character of such dividend, distribution, or right. In case (i) the Corporation shall take any other action which would require an adjustment in the Series A Conversion Price pursuant to Section 3.3 hereof; or (ii) there shall be any reorganization or reclassification of the Common Shares, other than a subdivision or combination of the outstanding Common Shares and other than a change in the par value of the Common Shares, or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any shareholders of the Corporation is required, or any sale or transfer of all or substantially all of the assets of the Corporation; or (iii) there shall be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation; then in each such case the Corporation shall give to the holders of Series A Preferred Shares, as promptly as possible, and in each case where possible at least twenty
(20) days prior to the applicable date hereinafter specified, a notice stating
(i) the date on which a record is to be taken for the purpose of such action or
(ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer or liquidation, dissolution or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer or liquidation, dissolution or winding up.

     3.6 Reservation of Common Shares Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series A Preferred Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Shares. If at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Series A Preferred Shares, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

     3.7 Transfer Taxes, Etc. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of Common Shares upon conversions of Series A Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the holder of the Series A Preferred Shares to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     3.8 Notices. Any notice required by the provisions of this Section to be given to the holders of Series A Preferred Shares shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the Shares transfer books of the Corporation.

  SECTION 4.  VOTING RIGHTS

     The holders of the Series A Preferred Shares shall not be entitled to vote except as provided in this Section and as otherwise provided by law.

     4.1 If at any time the Corporation shall be in default in the payment of dividends on any of the outstanding Series A Preferred Shares in an amount of four (4) full quarterly dividends, whether or not consecutive, the number of directors constituting the Board shall automatically without the necessity of undertaking any other corporate actions be increased by two (2), and the holders of the outstanding Series A Preferred Shares of the Corporation, voting as a separate series, shall be entitled to elect immediately two (2) directors to fill such newly created directorships. The Corporation shall use its best efforts to immediately effectuate the intentions of this provision.

          4.1.1 When all arrearages in dividends with respect to the Series A Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly period shall have been paid, (i) the right of holders of the outstanding Preferred Shares to elect directors pursuant to paragraph 4.1 above shall cease, but subject to the same provisions for vesting of such voting rights in the case of any similar future arrearages in dividends; (ii) the term of the directors then in office elected by holders of the outstanding Preferred Shares as a series shall forthwith terminate; and (iii) the number of directors constituting the Board shall be reduced by two (2).

          4.1.2 If the Board shall be divided into two (2) or more classes, the directors elected by the holders of the outstanding Preferred Shares shall be distributed among the several classes of directors as nearly equally as possible.

     4.2 In addition to the provisions regarding the election of directors set forth in Section 4.1 above, the holders of the Series A Preferred Shares shall have the right, voting separately as a series, to elect one (1) member to the Board so long as (i) at least twenty thousand (20,000) shares of the Series A Preferred Shares remain outstanding or (ii) holders of the Series A Preferred Shares hold at least twenty thousand (20,000) shares of Common Shares that have been issued upon conversion of the Series A Preferred Shares.

     4.3 Whenever the right to elect directors by this Section 4 shall vest, it may be exercised initially either at a special meeting of holders of the outstanding Series A Preferred Shares or at any meeting of shareholders, but thereafter it shall be exercised only at annual shareholders' meetings. A special meeting for the exercise of such right shall be called by the Secretary of the Corporation within ten (10) days after receipt of a written request therefor, signed by the holders of record of at least ten percent (10%) of the then outstanding Series A Preferred Shares; provided, however, no such special meeting shall be held during the ninety (90) day period preceding the date fixed for the annual meeting of shareholders.

     4.4 Any director who shall have been elected by holders of the Series A Preferred Shares as a series shall hold office for a term expiring (subject to the earlier termination of the default in dividends) at the next annual meeting of shareholders, and during such term may be removed by such holders for cause at any time, but may be removed without cause by such holders only by the affirmative votes of holders of record of a majority of the then outstanding Series A Preferred Shares given at a special meeting of such Shareholders called for such purpose. Any vacancy created by such removal may also be filled at such special meeting. A meeting for the removal without cause of a director elected by holders of the outstanding Series A Preferred Shares as a series and the filling of the vacancy created thereby shall be called by the Secretary of the Corporation within ten (10) days after receipt of a written request therefor, signed by the holders of record of at least twenty-five percent (25%) of the then outstanding Series A Preferred Shares. Such meeting shall be held at the earliest practicable date thereafter in accordance with the Corporation's Articles of Incorporation, Code of Regulations and applicable state law.

     4.5 Any vacancy caused by the removal for cause or by the death, disability or resignation of a director who shall have been elected by the holders of the outstanding Series A Preferred Shares as a series may be filled only by the holders of the outstanding Series A Preferred Shares at a meeting called for such purpose. Such meeting of the holders of the outstanding Series A Preferred Shares shall be called by the Secretary of the Corporation at the earliest practicable date after any such removal, death, disability or resignation and in any event within ten

(10) days after receipt of a written request therefor, signed by the holders of record of at least ten percent (10%) of the then outstanding Series A Preferred Shares.

     4.6 If any meeting of the holders of the outstanding Series A Preferred Shares required by this Section 4.6 to be called shall not have been called within ten (10) days after receipt of a written request therefor by the Secretary of the Corporation as provided herein, or within fifteen (15) days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Corporation at its principal office, the holders of record of at least ten percent (10%) of the then outstanding Series A Preferred Shares may designate in writing one of their number to call such a meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders. Any holder of the outstanding Series A Preferred Shares so designated shall have access to the Shares books of the Corporation for the purpose of causing meetings of shareholders to be called pursuant to these provisions.

     4.7 Any meeting of holders of the outstanding Series A Preferred Shares entitled to vote as a series for the election or removal of directors shall be held at the place for the holding of the annual meeting of shareholders of the Corporation. At such meeting, the presence in person or by proxy of holders of a majority of the votes of the then outstanding Series A Preferred Shares shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until a quorum shall be present. In lieu of a meeting of the holders of the Series A Preferred Shares, the holders of the outstanding Series A Preferred Shares may take action by a written consent of a majority of the outstanding Series A Preferred Shares, and such holders may waive all notice requirements hereunder.

     4.8 So long as any Series A Preferred Shares are outstanding, the Corporation shall not, in any manner, whether by amendment to its Articles of Incorporation or Code of Regulations, by merger (whether or not the Corporation is the surviving corporation in such merger), by consolidation, or otherwise, without the written consent or the affirmative vote at a meeting called for that purpose of the holders of at least two-thirds (2/3) of the votes of the Series A Preferred Shares then outstanding, voting separately as a series, (i) amend, alter or repeal any of the provisions of the Articles of Incorporation or any resolution or resolutions establishing the Series A Preferred Shares so as to affect adversely the powers, preferences or special rights of such Series A Preferred Shares or (ii) authorize the issuance of, or authorize any obligation or security convertible into or evidencing the right to purchase shares of, any additional series or subseries of Shares ranking senior to the Series A Preferred Shares in the payment of dividends or the distribution of assets.

     4.9 Nothing in this Section 4.9 shall be deemed to require any vote or consent of the holders of Series A Preferred Shares in connection with the authorization or issuance of any security ranking on a parity with or junior to the Series A Preferred Shares as to dividends and/or distribution of assets.

  SECTION 5.  REDEMPTION

     5.1 The Corporation may not redeem any Series A Preferred Shares until two
(2) years from the first date any such shares are issued. Thereafter, the Series A Preferred Shares may be redeemed in whole or in part by the Corporation at its election expressed by resolution of the Board, upon not less than thirty (30) days previous notice to the holders of record of the Series A Preferred Shares to be redeemed, given by mail, upon payment of the amount of any dividends accrued and unpaid thereon to the date fixed for redemption plus a redemption price per Share set forth below:

May 3, 1998 to May 2, 1999..................................    $58.00
May 3, 1999 to May 2, 2000..................................     54.00
May 3, 2000 to May 2, 2001..................................     53.33
May 3, 2001 to May 2, 2002..................................     52.67
May 3, 2002 to May 2, 2003..................................     52.00
May 3, 2003 to May 2, 2004..................................     51.33
May 3, 2004 to May 2, 2005..................................     50.67
May 3, 2005 and thereafter..................................     50.00

     5.2 Any notice of redemption mailed to a holder of Series A Preferred Shares at his or her address as the same shall appear on the books of the Corporation shall be conclusively presumed to have been given whether or not the holder receives the notice. Each such notice shall state the redemption date; the redemption price applicable to the shares to be redeemed; the place or places where such shares are to be surrendered; that dividends on shares to be redeemed will cease to accrue on the redemption date; and that shares to be redeemed may be converted at any time prior to the close of business on the business day next preceding the redemption date as hereinafter provided (such notice to state the Conversion Price, if any, at the time applicable). No immaterial defect in any such notice to any holder of Series A Preferred Shares shall affect the validity of the proceedings for the redemption of any other shares of such Series A Preferred Shares.

     5.3 From and after the redemption date (unless default shall be made by the Corporation in paying the redemption price of the shares called for redemption, plus all accrued and unpaid dividends thereon), all dividends on the Series A Preferred Shares called for redemption shall cease to accrue and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the redemption price as hereinafter provided, shall cease and terminate. The respective holders of record of the Series A Preferred Shares to be redeemed shall be entitled on and after the redemption date to receive the redemption price at any time upon actual delivery to the Corporation of certificates for the number of shares to be redeemed, duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank.

     5.4 Any Series A Preferred Shares redeemed pursuant to the provisions of this Section 5 shall be retired and given the status of authorized and unissued Preferred Shares, undesignated as to series, subject to reissuance by the Corporation as Preferred Shares of one (1) or more series, as may be determined from time to time by the Board, but such shares shall not be reissued as Series A Preferred Shares.

  SECTION 6.  OTHER PROVISIONS

     6.1 Default. If at any time the Corporation shall have failed to make a required dividend payment, thereafter and until such dividend shall have been paid, (i) the Corporation shall not declare or pay any dividends on or make any distributions with respect to the Common Shares or shares of any other series or subseries of the Corporation's capital Shares ranking junior as to liquidation rights to the Series A Preferred Shares; and (ii) neither the Corporation nor any subsidiary shall purchase any Common Shares or shares of any other series subseries of the Corporation's capital Shares ranking junior as to liquidation rights to the Series A Preferred Shares.

     6.2 Amendments. So long as any of the Series A Preferred Shares are outstanding, the Corporation will not:

          (a) amend, alter or repeal, directly or indirectly whether by merger, consolidation or otherwise, any of the provisions applicable to the Series A Preferred Shares so as to change the dividend payable thereon, the amount payable thereon upon liquidation or any of the other provisions applicable thereto without the affirmative vote or consent of the holders of at least two-thirds ( 2/3) thereof at the time outstanding, voting as a separate series, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose; or

          (b) create, directly or indirectly, whether by merger, consolidation or otherwise, any other series of Shares ranking senior to or on a parity with the Series A Preferred Shares as to dividends, or upon liquidation, or increase the authorized number of shares of any other series of Shares ranking senior to or on a parity with the Series A Preferred Shares without the affirmative vote or consent, in addition to all other votes or consents required hereby or by the laws of Ohio, of the holders of at least two-thirds (2/3) of the Series A Preferred Shares at the time outstanding voting together as a single series separate from the holders of any other series or subseries of Shares of the Company, given in person or by proxy either in writing or by resolution adopted at a special meeting called for the purpose.

     6.3 Purchase Rights. In the event the Corporation, after the date hereof, shall make a public or private sale of its Common Shares or securities exercisable or convertible into Common Shares ("Convertible Securities"), each holder of the outstanding Series A Preferred Shares shall have the right, but not the obligation, to purchase on the same terms and conditions as the other purchasers, an amount of like securities, which when added to the other Common Shares or Convertible Securities owned by the holder, equal that percentage to which the number of Common Shares and Convertible Securities owned by the holder (excluding any securities other than the Series A Preferred Shares and Common Shares issued upon conversion of the Series A Preferred Shares) bears to Three Million Eighty Thousand Seven Hundred Eighty-nine (3,080,789). The rights granted herein to the holder shall not apply to the original issuance of the Corporation's Series B Convertible Preferred Shares, the conversion of the deferred compensation of John Court into Common Shares and to any grant, sale or issuance of securities pursuant to any existing or future employee benefit plan, including, but not limited, to any bonus, retirement, pension, profit sharing, savings, stock option, stock appreciation, stock purchase, incentive, deferred compensation or employment plan or, agreement. Furthermore, the rights granted hereby may not be exercised by any holder of the Series A Preferred Shares who, in the reasonable judgement of the Corporation is an owner, partner, shareholder proprietor, officer, director, manager, consultant or employee of any entity which engages in any business activity related to the Corporation's business.

     DIVISION II. EXPRESS TERMS OF SERIES B PREFERRED SHARES. Thirteen Thousand Two Hundred Forty-two (13,242) shares of the Preferred Shares shall be designated as Series B Preferred Shares (the "Series B Preferred Shares"). The preferences and relative participating, optional and other special rights and qualifications, limitations and restrictions thereof, of the Series B Preferred Shares are hereby fixed as follows:

  SECTION 1.  DIVIDENDS

     1.1 The holders of outstanding Series B Preferred Shares shall be entitled to receive fully cumulative dividends, when, and as declared by the Board out of funds legally available therefor and in preference to any dividends payable to holders of Common Shares of the Corporation or of any other series or subseries of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Preferred Shares (but after preferential payments have been made on the Company's Series A Convertible Preferred Shares), at a rate per annum of Four Dollars and Twenty-five Cents ($4.25), payable quarterly in arrears. The dividend rate is subject to adjustment based upon stock splits, stock dividends or combinations. Each quarterly dividend is payable for a quarterly dividend period. (Hereinafter referred to as a "Quarterly Dividend Period" or "Quarterly Dividend Periods"), which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 of each year. Dividends for the Quarterly Dividend Period shall be payable quarterly on the last day of each March, June, September and December commencing on June 30, 1996 and shall be paid to holders of record on such respective dates which, with respect to the initial quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed fifty (50) days preceding such quarterly dividend payment dates, as may be determined by the Board in advance of the payment of the particular dividend. Dividends shall commence to accrue from the date of original issuance of the Series B Preferred Shares. The initial dividend shall be declared and paid only for that portion of the Quarterly Dividend Period for which the Series B Preferred Shares is actually outstanding.

     Holders of outstanding Series B Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or Shares, in excess of full cumulative dividends, as provided in the immediately preceding paragraph, on the Series B Preferred Shares.

     If at any time, the Corporation pays less than the total amount of dividends then accrued upon the Series B Preferred Shares and any other Shares ranking on a parity as to dividends with the Series B Preferred Shares, dividends declared upon Series B Preferred Shares and such other Shares shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series B Preferred Shares and such other Shares shall bear to each other the same ratio that accumulated dividends per share on the Series B Preferred Shares and such other Shares bear to each other.

     In no event, so long as any Series B Preferred Shares shall remain outstanding, shall the Corporation declare, pay or set aside any dividend on, declare, make or set apart any other distribution of any kind (except distributions in Common Shares or any other series or subseries of capital Shares ranking, as to dividends and liquidation rights, junior to the Series B Preferred Shares (the "Junior Shares")), in respect of, or purchase, redeem or otherwise acquire, the Common Shares or any Junior Shares, under any circumstances, unless, on the date of such declaration, in the case of a dividend, or on the date of such distribution, in the case of a distribution, full cumulative dividends on all outstanding Series B Preferred Shares for all dividend payment periods terminating on or prior to the date of such declaration or distribution shall have been paid or declared and funds set aside for each payment and sufficient funds are set aside for the payment of the dividend for the current dividend payment period, or pro rata portion thereof; provided, however, that nothing hereinabove shall prevent the Corporation from exercising any rights it may have to purchase Common Shares from any employee, consultant or director of the Corporation upon termination of their employment with the Corporation or otherwise.

  SECTION 2.  LIQUIDATION PREFERENCE

     2.1 Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Shares shall be entitled, before any distribution or payment is made upon any share of Common Shares or any other series or subseries of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Preferred Shares (but after preferential distributions or payments required to be made on the Company's Series A Convertible Preferred Shares and any other securities of the Corporation senior to the Series B Preferred Shares) to be paid Forty Dollars ($40.00) per share out of the assets of the Corporation available for distribution (subject to adjustment for stock splits, stock combinations, stock dividends, reclassifications and similar other events affecting the Series B Preferred Shares) plus any dividends on the series B Preferred Shares provided for by Section 1 hereof that have been declared by the Board but are unpaid through the date of distribution to the holders of the outstanding Series B Preferred Shares in connection with such liquidation, dissolution or winding up (the "Series B Liquidation Preference"). If upon a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Shares (and all holders of other Preferred Shares of the Corporation ranking on parity with the Series B Preferred Shares in the event of a liquidation, dissolution or winding up of the Corporation) shall be insufficient to permit payment in full to the holders of Series B Preferred Shares of the Series B Liquidation Preference, then all assets of the Corporation available for distribution to shareholders after the Corporation has made preferential distributions or payments required to be made on any other securities of the Corporation senior to the Series B Preferred Shares, shall be distributed ratably among the holders of Series B Preferred Shares and all holders of other Preferred Shares of the Corporation ranking on parity with the Series B Preferred Shares.

     2.2 Other Distributions. Upon any liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series B Preferred Shares and any other series of Preferred Shares shall have been paid in full any preferred Shares liquidation preferences that they are respectively entitled to, the remaining assets of the Corporation available for distribution shall be distributed to the holders of the Common Shares on a pro rata basis.

     2.3 Notice. Written notice of any liquidation, dissolution or winding up and any related distribution, stating the payment date and the place where said payments shall be given by mail, postage prepaid, or by telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated herein, to the holders of Series B Preferred Shares, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

  SECTION 3.  CONVERSION

     3.1 Right to Convert

     (a) Subject to Section 3.3 hereof, each share of Series B Preferred Shares shall be convertible, at any time before a liquidating payment is made to the holder of such Series B Preferred Shares pursuant to Section 2 hereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into the number of fully paid and nonassessable Common Shares provided for below.

     (b) Each share of Series B Preferred Shares shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing Fifty Dollars ($50.00) per share by the Series B Conversion Price (as defined below), determined as hereafter provided, in effect at the time of conversion. The initial Series B Conversion Price shall be Five Dollars ($5.00) per share provided, however, that such Conversion Price shall be subject to adjustment as set forth below.

     3.2 Mechanics of Conversion. Before any holder of Series B Preferred Shares shall be entitled to convert the same into Common Shares, such holder shall surrender the certificates for the Series B Preferred Shares, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, and shall give written notice by registered or certified mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Common Shares are to be issued. (A holder of Series B Preferred Shares may not effect a transfer of shares pursuant to conversion unless all applicable restrictions on transfer are complied with.) The Corporation shall, as soon an practicable, issue and deliver at such office to such holder of Series B Preferred Shares, or to the nominee or nominee of such holder, a certificate or certificates for the number of Common Shares to which such holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the Series B Preferred Shares being converted, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares as of such date.

     3.3 Conversion Price Adjustments. The Series B Conversion Price shall be subject to adjustment from time to time as follows:

          (a) If the Corporation shall (i) pay a dividend or make a distribution on its Common Shares in additional Common Shares, (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine its outstanding Common Shares into a lesser number of shares or (iv) issue by reclassification of its Common Shares any shares of capital stock of the Corporation, then, in each such case, the Series B Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Series B Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares or other capital stock of the Corporation which he or she would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Subsection (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

          (b) If the Corporation shall, by dividend or otherwise, distribute to all holders of its outstanding Common Shares, in respect of such Common Shares (and not to all holders of Series B Preferred Shares, in respect of such Series B Preferred Shares), shares of capital stock, other than Common Shares, evidences of its indebtedness or assets (including securities and cash, but excluding (i) any regular periodic cash dividends of the Corporation (provided that the Corporation is not then in default in paying holders of the Series B Preferred Shares their fully cumulative preferred dividend), (ii) dividends or distributions payable in Shares for which adjustment is made pursuant to Subsection (a) of this Section 3.3 and (iii) distributions made as contemplated by Section 2.2 hereof), or rights or warrants to subscribe for or purchase securities of the Corporation, then, in each such case, the Series B Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Series B Conversion Price in effect immediately prior to the record date of such distribution by a fraction, the numerator of which shall be the Current Market Value (as defined below) per share of the Common Shares less the fair market value on such record date, as determined by the Board, whose determination shall be described in the notice of adjustment of Series B Conversion Price given as herein provided, of the portion of the capital Shares or assets or the evidences of indebtedness or assets so distributed to the holder of one share of Common Shares or of such subscription rights or warrants applicable to one share of Common Shares, and the denominator of which shall be such Current Market Value per share of Common Shares. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Such adjustment shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Conversion Price shall be adjusted back to the Conversion Price which would then be in effect if such record date had not been fixed.

          (c) If, as a result of an adjustment made pursuant to Subsection (a) of this Section 3.3, the holder of any share of Series B Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than Common Shares, thereafter the Series B Conversion Price of such other shares so receivable upon conversion of any Series B Preferred Shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in this Section.

          (d) If at any time, the Corporation issues or sells, or is deemed to have issued or sold, or issues any rights, options or convertible securities permitting the acquisition of, any Common Shares for a consideration per share less than the conversion price in effect immediately prior to the time of such issue or sale (unless the provisions of Subsections (a), (b), (c), (h), (i) or (j) hereof shall be applicable, in which event this Subsection (d) shall not apply), the conversion price will be recalculated by dividing (i) the sum of (A) the product derived by multiplying the conversion price in effect immediately prior to such issue or sale times the number of Common Shares outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of Common Shares outstanding immediately after such issue or sale.

          (e) If the Corporation shall issue or sell its Common Shares, for the consideration per share which is below Five Dollars ($5.00) per share (unless the provisions of subsections (a), (b), (c), (d), (h) , (i) or (j) hereof shall be applicable, in which event this subsection (e) shall not apply), the conversion price will be recalculated by dividing (i) the sum of (A) the product derived by multiplying Five Dollars ($5.00) times the number of Common Shares outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Corporation upon such sale or issue, by (ii) the number of Common Shares outstanding immediately after such issue or sale.

          (f) No adjustments shall be made pursuant to this Section 3.3 unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares issuable upon the conversion of the Series B Preferred Shares; provided, however, that any adjustments which by reason of this Subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth (1/1000) of a share.

          (g) As used herein, the term "Current Market Value" shall be the last reported sales price or latest closing bid and ask prices for the Common Shares on any national securities exchange or the Nasdaq National Market. If the Common Shares are not so listed or admitted to trading, the term "Current Market Value" shall be the fair market value on a going concern basis, disregarding any control premiums and minority interest discounts, of the Common Shares as determined by the Board after consideration of (i) published valuations of similar other companies in like industries, (ii) reports or valuations of one (1) or more independent qualified appraisers or investment banking concerns as deemed appropriate and necessary by the Board, (iii) the purchase and sale prices of Common Shares that have been sold by holders thereof in arm's-length transactions with unaffiliated third parties, and (iv) such other information as deemed appropriate by the Board.

          (h) An equitable adjustment of the Series B Conversion Price shall be made in the event of any fundamental transaction involving the reclassification or modification of the Common Shares or extraordinary distributions with respect to the Common Shares, whether or not such transaction is specifically mentioned in the foregoing paragraphs.

          (i) In the case of any consolidation or merger of the Corporation into another corporation, or in the case of any merger of another corporation into the Corporation, other than a merger with a corporation in which merger the Corporation is the continuing corporation and which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares, or in the case of any lease or transfer to another corporation of all or substantially all of the assets of the Corporation, the holder of each share of the Series B Preferred Shares then outstanding shall have the right thereafter, subject to the terms and conditions of this Section 3.3(i), to convert such Share into the kind and amount of shares and other securities and property receivable upon such consolidation, merger, lease or transfer by a holder of the number of Common Shares into which such share of Series B Preferred Shares might have been converted pursuant to this Section 3.3 immediately prior to such consolidation, merger, lease or transfer and effective provision shall be made in the Articles of Incorporation or charter of the resulting or surviving corporation or otherwise so that the provisions set forth in this
     Section 3.3 shall thereafter be applicable, as nearly as practicable to any such other shares and other securities and property deliverable upon conversion of the Series B Preferred Shares pursuant to this Section 3.3(i) remaining outstanding or other convertible preferred Shares received by the holders in place thereof; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series B Preferred Shares remaining outstanding, or other convertible preferred Shares received by the holders in place thereof, may be entitled, and to make provisions for the protection of the conversion right as herein provided, and the provisions of these Articles of Incorporation shall remain outstanding after such reorganization. In case securities or property other than Common Shares shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 3.3(i) shall be deemed to apply, so far as appropriate and as nearly as practicable, to such other securities or property. This provision of this Section 3.3(i) shall similarly apply to successive reorganizations, consolidations, mergers, leases or transfers.

          (j) The Series B Conversion Price shall not be adjusted as a result of any grant, sale or issuance of any security pursuant to any existing or future employee benefit plan, including, but not limited to any bonus, retirement, pension, profit sharing, savings, Shares option, Shares appreciation, Shares purchase, incentive, deferred compensation or employment plan or agreement.

     3.4 Fractional Shares and Certificate as to Adjustments.

     (a) In lieu of issuing fractional shares upon a conversion of Series B Preferred Shares, the Corporation shall pay cash equal to the fraction multiplied by the then Current Market Value of one (1) Common Share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series B Preferred Shares the holder is at the time converting into Common Shares and the number of Common Shares issuable upon such aggregate conversion.

     (b) Upon the occurrence of each adjustment of the Series B Conversion Price pursuant to this Section, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Shares a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

     3.5 Notice of Record Date, Etc. If the Corporation authorizes payment or other distribution to shareholders of any dividend or other distribution, any right or subscribe for, purchase or otherwise acquire any shares of any series or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Preferred Shares as promptly as Possible, and in each case where possible at least twenty (20) days prior to the applicable date hereinafter specified, a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right, or if a record is not to be taken, the date as of which the holders to be entitled to such dividend, distribution or right is to be determined, and the amount and character of such dividend, distribution, or right. In case (i) the Corporation shall take any other action which would require an adjustment in the Series B Conversion Price pursuant to Section 3.3 hereof; or (ii) there shall be any reorganization or reclassification of the Common Shares, other than a subdivision or combination of the outstanding Common Shares and other than a change in the par value of the Common Shares, or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any shareholders of the Corporation is required, or any sale or transfer of all or substantially all of the assets of the Corporation; or (iii) there shall be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation then in each such case the Corporation shall give to the holders of Series B Preferred Shares, as promptly as possible, and in each case where possible at least twenty
(20) days prior to the applicable date hereinafter specified, a notice stating
(i) the date on which a record is to be taken for the purpose of such action or
(ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer or liquidation, dissolution or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer or liquidation, dissolution or winding up.

     3.6 Reservation of Common Shares Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Shares. If at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Series B Preferred Shares, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

     3.7 Transfer Taxes, Etc. The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of Common Shares upon conversions of Series B Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the holder of the Series B Preferred Shares to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     3.8 Notices. Any notice required by the provisions of this Section to be given to the holders of Series B Preferred Shares shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each holder of record at the address of such holder appearing on the Shares transfer books of the Corporation.

  SECTION 4.  VOTING RIGHTS

     The holders of the Series B Preferred Shares shall not be entitled to vote except as provided by law.

  SECTION 5.  REDEMPTION

     5.1 The Corporation may not redeem any Series B Preferred Shares until two
(2) years from the first date any such shares are issued. Thereafter, the Series B Preferred Shares may be redeemed in whole or in part by the Corporation at its election expressed by resolution of the Board, upon not less than thirty (30) days previous notice to the holders of record of the Series B Preferred Shares to be redeemed, given by mail, upon payment of the amount of any dividends accrued and unpaid thereon to the date fixed for redemption plus a redemption price per Share set forth below:

May 3, 1998 to May 2, 1999..................................    $46.40
May 3, 1999 to May 2, 2000..................................     43.20
May 3, 2000 to May 2, 2001..................................     42.66
May 3, 2001 to May 2, 2002..................................     42.14
May 3, 2002 to May 2, 2003..................................     41.60
May 3, 2003 to May 2, 2004..................................     41.06
May 3, 2004 to May 2, 2005..................................     40.54
May 3, 2005 and thereafter..................................     40.00

     5.2 Any notice of redemption mailed to a holder of Series B Preferred Shares at his or her address as the same shall appear on the books of the Corporation shall be conclusively presumed to have been given whether or not the holder receives the notice. Each such notice shall state the redemption date; the redemption price applicable to the shares to be redeemed; the place or places where such shares are to be surrendered; that dividends on shares to be redeemed will cease to accrue on the redemption date; and that shares to be redeemed may be converted at any time prior to the close of business on the business day next preceding the redemption date as hereinafter provided (such notice to state the Conversion Price, if any, at the time applicable). No immaterial defect in any such notice to any holder of Series B Preferred Shares shall affect the validity of the proceedings for the redemption of any other such Series B Preferred Shares.

     5.3 From and after the redemption date (unless default shall be made by the Corporation in paying the redemption price of the shares called for redemption, plus all accrued and unpaid dividends thereon), all dividends on the Series B Preferred Shares called for redemption shall cease to accrue and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the redemption price as hereinafter provided, shall cease and terminate. The respective holders of record of the Series B Preferred Shares to be redeemed shall be entitled on and after the redemption date to receive the redemption price at any time upon actual delivery to the Corporation of certificates for the number of shares to be redeemed, duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank.

     5.4 Any Series B Preferred Shares redeemed pursuant to the provisions of this Section 5 shall be retired and given the status of authorized and unissued Preferred Shares, undesignated as to series, subject to reissuance by the Corporation as Preferred Shares of one (1) or more series, as may be determined from time to time by the Board, but such shares shall not be reissued as Series B Preferred Shares.

  SECTION 6.  OTHER PROVISIONS

     6.1 Default. If at any time the Corporation shall have failed to make a required dividend payment, thereafter and until such dividend shall have been paid, (i) the Corporation shall not declare or pay any dividends on or make any distributions with respect to the Common Shares or shares of any other series or subseries of the Corporation's capital Shares ranking junior as to liquidation rights to the Series B Preferred Shares; and (ii) neither the Corporation nor any subsidiary shall purchase any Common Shares or shares of any other series or subseries of the Corporation's capital Shares ranking junior as to liquidation rights to the Series B Preferred Shares.

     6.2 Amendments. So long an any of the Series B Preferred Shares are outstanding, the Corporation will not:

          (a) amend, alter or repeal, directly or indirectly, whether by merger, consolidation or otherwise, any of the provisions applicable to the Series B Preferred Shares so as to change the dividend payable thereon, the amount payable thereon upon liquidation or any of the other provisions applicable thereto without the affirmative vote or consent of the holders of at least two-thirds (2/3) thereof at the time outstanding, voting as a separate series, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose; or

          (b) create, directly or indirectly, whether by merger, consolidation or otherwise, any other series of Shares ranking senior to or on a parity with the Series B Preferred Shares as to dividends, or upon liquidation, or increase the authorized number of shares of any other series of Shares ranking senior to or on a parity with the Series B Preferred Shares without the affirmative vote or consent, in addition to all other votes or consents required hereby or by the laws of Ohio, of the holders of at least two-thirds (2/3) of the Series B Preferred Shares at the time outstanding voting together as a single series separate from the holders of any other series or subseries of Shares of the Company, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose.

     DIVISION III. EXPRESS TERMS OF THE COMMON SHARES. The Common Shares shall be subject to the express terms of the Preferred Shares and any series thereof and to the terms of Article EIGHTH hereof. Each share of Common Shares shall be equal to every other share of Common Shares and the holders thereof shall be entitled to one vote for each share of such shares on all questions presented to the shareholders. To the extent permitted by law, no vote of the holders of Common Shares, as a class, is required in connection with the authorization of shares of any class that are convertible into Common Shares.

     FIFTH: With the exception of the rights granted pursuant to Article FOURTH, Division I, Section 6.3 hereof, no holder of any shares of this Corporation shall have any pre-emptive rights to subscribe for or to purchase any shares of this Corporation of any series whether such shares or such series be now or hereafter authorized or to purchase or subscribe for securities convertible into or exchangeable for shares of any series or to which shall be attached or appertained any warrants or rights entitling the holder thereof to purchase or subscribe for shares of any series.

     SIXTH: This Corporation, through the Board, shall have the right and power to purchase any of its outstanding shares at such price and upon such terms as may be agreed upon between the Corporation and any selling shareholder.

     SEVENTH: No shareholder shall have the right to vote cumulatively in the election of Directors.

     EIGHTH: Subject to the following sentence, no person shall make a Control Share Acquisition (as defined below) without first obtaining the prior authorization of the Corporation's shareholders at a special meeting of shareholders called by the Board in accordance with this Article EIGHTH. Notwithstanding the foregoing, if any such Control Share Acquisition is approved by a majority of the members of the Board, then the Board shall not be required to call a special meeting of the shareholders pursuant to Section (2) of this Article EIGHTH, and the Control Share Acquisition may thereafter be consummated without prior authorization of the Corporation's shareholders.

     (1) Procedure. Any Person (as defined below) who proposes to make a Control Share Acquisition shall deliver a notice ("Notice") to the Corporation at its principal place of business that sets forth all of the following information:

          a) The identity of the Person who is giving the Notice;

          b) A statement that the Notice is given pursuant to this Article
     EIGHTH;

          c) The number and series of shares of the Corporation owned, directly or indirectly, by the Person who gives the Notice;

          d) The range of voting power (as specified in Section (6)(b)(1) of this Article EIGHTH) under which the proposed Control Share Acquisition would, if consummated, fall;

          e) A description in reasonable detail of the terms of the proposed Control Share Acquisition; and

          f) Representations, together with a statement in reasonable detail of the facts upon which they are based, that the proposed Control Share Acquisition would be consummated if shareholder approval is obtained and, if consummated, would not be contrary to law and that the Person who is giving the Notice has the financial capacity to make the proposed Control Share Acquisition.

     (2) Call of Special Meeting of Shareholders. The Board shall, within ten
(10) days after receipt by the Corporation of a Notice that complies with Section (1) of this Article EIGHTH, call a special meeting of shareholders to be held not later than fifty (50) days after receipt of the Notice by the Corporation, unless the Person who delivered the Notice agrees to a later date, to consider the proposed Control Share Acquisition; provided that the Board shall have no obligation to call such a meeting if they make a determination within ten (10) days after receipt of the Notice that (i) the Notice was not given in good faith or (ii) the proposed Control Share Acquisition could not be consummated for financial or legal reasons. Such a meeting shall be held no later than any other special meeting of the shareholders that is called, after receipt by the Corporation of a Notice or other acquiring Person statement, in compliance with Sections 1701.76, 1701.78, 1701.79, 1701.83 or 1701.831 of the
Ohio Revised Code, or any successor statutes or provisions.

     For purposes of making a determination that a special meeting of shareholders should not be called pursuant to this Section (2) of this Article EIGHTH, no such determination shall be deemed void or voidable with respect to the Corporation merely because one (1) or more of its directors or officers who participated in deliberations regarding such determination may be deemed to be other than disinterested, if in any such case the material facts of the relationship giving rise to a basis for self-interest are disclosed or known to the directors and the directors, in good faith reasonably justified by the facts, make such determination by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum. For purposes of this paragraph, "disinterested directors" shall mean directors whose material contacts with the Corporation are limited principally to activities as a director or shareholder. Persons who have material and recurring business or professional contacts with the Corporation shall not be deemed to be "disinterested directors" for purposes of this provision. A director shall not be deemed to be other than a "disinterested director" merely because he would no longer be a director if the proposed Control Share Acquisition were approved and consummated.

     (3) Notice of Special Meeting. The Corporation shall, as promptly as practicable, give notice of the special meeting of shareholders called pursuant to Section (2) of this Article EIGHTH to all shareholders of record as of the record date set for such meeting. Such notice shall include or be accompanied by a copy of the Notice and by a statement of the Corporation, authorized by the Board, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed Control Share Acquisition.

     (4) Requirements for Approval. The Person who delivered the Notice may make the proposed Control Share Acquisition if both of the following occur:

          (a) The shareholders of the Corporation authorize such acquisition at the special meeting of shareholders called pursuant to Section (2) of this Article EIGHTH, at which meeting a quorum is present, by the affirmative vote of a majority of the Voting Shares represented at such meeting in person or by proxy and by a majority of the Voting Shares represented at such meeting in person or by proxy that are not Interested Shares. A quorum shall be deemed to be present at such special meeting if at least a majority of the issued and outstanding Voting Shares is represented at such meeting in person or by proxy; and

          (b) Such acquisition is consummated, in accordance with the terms so authorized, not later than three hundred sixty (360) days following shareholder authorization of the Control Share Acquisition.

     (5) Violations of Restriction. Any Voting Shares issued or transferred to any Person in violation of this Article EIGHTH shall hereinafter be called "Excess Shares." In the event that any Person acquires Excess Shares, then, in addition to any other remedies which the Corporation may have at law or in equity as a result of such acquisition, the Corporation shall have the right to treat the issuance or transfer of any such Excess Shares as null and void. In the event the Corporation is not permitted to treat an issuance or transfer of Excess Shares as null and void, such Excess Shares will be treated as the equivalent of treasury shares of the Corporation and, as such, holders of Excess Shares will hold such Excess Shares as agent of the Corporation and shall have no right to exercise or receive the benefits of shareholder rights appurtenant to such Excess Shares. In such event, the Corporation may (i) redeem, at the lowest price per share paid for such Excess Shares by such Person, any or all Excess Shares, (ii) arrange a sale to one (1) or more purchasers who could acquire such Excess Shares without violating this Article EIGHTH, or (iii) seek other appropriate remedies. In addition, any Person who receives dividends, interest or any other distribution with respect to Excess Shares shall hold the same as agent for the Corporation and, following a permitted transfer, for the transferee thereof. Notwithstanding the foregoing, any person who holds Excess Shares may transfer the same (together with any distributions thereon) to any Person who, following such transfer, would not own shares in violation of this Article EIGHTH. Upon such permitted transfer, the Corporation shall pay or distribute to the transferee any distributions on the Excess Shares not previously paid or distributed.

     (6) Definitions. As used in this Article EIGHTH:

          (a) "Person" includes, without limitation, a natural person, a corporation (whether nonprofit or for profit), a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

          (b)(1) "Control Share Acquisition" means the acquisition, directly or indirectly, by any Person, of shares of the Corporation that, when added to all other shares of the Corporation in respect of which such Person, directly or indirectly, may exercise or direct the exercise of voting power as provided in this Article EIGHTH, would entitle such Person, immediately after such acquisition, directly or indirectly, alone or together with others, to exercise or direct the exercise of voting power of the Corporation in the election of directors within any of the following ranges of such voting power:

             (i) One-fifth ( 1/5) or more but less than one-third ( 1/3) of such voting power;

             (ii) One-third ( 1/3) or more but less than a majority of such voting power; or

             (iii) A majority of such voting power.

          A bank, broker, nominee, trustee, or other Person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing this Article EIGHTH shall, however, be deemed to have voting power only of shares in respect of which such Person would be able to exercise or direct the exercise of votes at a special meeting of shareholders called pursuant to Section (2) of this Article EIGHTH without further instruction from others. For purposes of this Article EIGHTH, the acquisition of securities immediately convertible into shares of the Corporation with voting power in the election of directors shall be treated as an acquisition of such shares.

          (b)(2) The acquisition of any shares of the Corporation does not constitute a Control Share Acquisition for the purposes of this Article EIGHTH if the acquisition is consummated in any of the following circumstances:

             (i) By underwriters in good faith and not for the purpose of circumventing this Article EIGHTH in connection with any offering to the public of securities of the Corporation;

             (ii) By bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing this Article EIGHTH;

             (iii) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Article EIGHTH;

             (iv) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with the provisions of Sections 1701.78, 1701.781, 1701.79 or 1701.83 of the Ohio Revised Code, or any successor statutes or provisions, if the Corporation is a party to the agreement of merger, consolidation or acquisition, as the case may be;

             (v) Under such circumstances that the acquisition does not result in the Person acquiring shares of the Corporation being entitled, immediately thereafter and for the first time, directly or indirectly, to exercise or direct the exercise of voting power of the Corporation in the election of directors within the range of one-fifth ( 1/5) or more but less than one-third ( 1/3) of such voting power, or within any of the ranges of voting power specified in Sections (6)(b)(1)(i), (ii) or
        (iii) of this Article EIGHTH which is higher than the range of voting power obtained by such Person in compliance with this Article EIGHTH, applicable to such Person immediately prior to such acquisition, or as a result solely of the Corporation's purchase of shares of the Corporation;

             (vi) Prior to the effective date of this Article EIGHTH; or

             (vii) Pursuant to a contract existing prior to the effective date of this Article EIGHTH.

          The acquisition by any Person of shares of the Corporation in a manner described under this Section (6)(b)(2) of this Article EIGHTH shall be deemed to be a Control Share Acquisition authorized pursuant to this Article EIGHTH within the range of voting power specified in Sections
     (6)(b)(1)(i), (ii) or (iii) of this Article EIGHTH that such Person is entitled to exercise after such acquisition, provided that, in the case of an acquisition in a manner described under Sections (6)(b)(1)(i), (ii) or
     (iii) of this Article EIGHTH, the transferor of shares to such Person had previously obtained any authorization of shareholders required under this Article EIGHTH in connection with such transferor's acquisition of shares of the Corporation.

          (b)(3) The acquisition of shares of the Corporation in good faith and not for the purpose of circumventing this Article EIGHTH from any Person whose Control Share Acquisition had previously been authorized by shareholders in compliance with this Article EIGHTH, or from any Person whose previous acquisition of shares would have constituted a Control Share Acquisition but for Section (6)(b)(2) of this Article EIGHTH, does not constitute a Control Share Acquisition for the purpose of this Article EIGHTH unless such acquisition entitles any Person, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the Corporation in the election of directors in excess of the range of such voting power authorized pursuant to this Article EIGHTH, or deemed to be so authorized under Section (6)(b)(2) of this Article EIGHTH.

          (c) "Interested Shares" means Voting Shares with respect to which any of the following persons may exercise or direct the exercise of the voting power of the Corporation for the election of directors:

             (1) any Person whose Notice prompted the calling of a special meeting of shareholders pursuant to Section (2) of this Article EIGHTH;

             (2) any officer of the Corporation elected or appointed by the directors of the Corporation;

             (3) any employee of the Corporation who is also a director of the corporation;

             (4) any Person that acquired such Voting Shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed Control Share Acquisition of the Corporation or any proposed merger, consolidation or other transaction that would result in a change in control of the Corporation or of all or substantially all of its assets, and ending on the record date established by the Board with respect to the meeting described in
        Section 2 of this Article EIGHTH if either of the following apply:

                (i) The aggregate consideration paid or given by the Person who acquired the Voting Shares, and any other Persons acting in concert with the Person, for all such Shares exceeds Two Hundred Fifty Thousand Dollars ($250,000); or

                (ii) The number of Voting Shares acquired by the Person who acquired the Voting Shares, and any other Persons acting in concert with the Person, exceeds one-half of one percent (.5%) of the outstanding Voting Shares of the Corporation entitled to vote in the election of directors; and

             (5) Any Person that transfers such Voting Shares for valuable consideration after the record date established by the Board with respect to the meeting described in Section 2 of this Article EIGHTH as to Voting Shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

          (d) "Voting Shares" means all securities of the Corporation entitled to vote generally in the election of directors, and, for purposes of Sections (5) and (10) of this Article EIGHTH, shall mean securities of the Corporation immediately convertible into securities entitled to vote generally in the election of the directors.

     (7) Proxies. No proxy appointed for or in connection with the shareholder authorization of a Control Share Acquisition pursuant to this Article EIGHTH is valid if it provides that it is irrevocable. No such proxy is valid unless it is sought, appointed, and received both:

          (a) In accordance with all applicable requirements of law; and

          (b) Separate and apart from the sale or purchase, contract or tender for sale or purchase, or request or invitation for tender for sale or purchase, of shares of the Corporation.

     (8) Revocability of Proxies. Proxies appointed for or in connection with the shareholder authorization of a Control Share Acquisition pursuant to this Article EIGHTH shall be revocable at all times prior to the obtaining of such shareholder authorization, whether or not coupled with an interest.

     (9) Amendments. Notwithstanding any other provisions of these Articles of Incorporation or the Regulations of the Corporation or any provision of law that might otherwise permit a lesser vote, but in addition to any affirmative vote of the holders of any particular series or subseries of shares required by law, the Articles of Incorporation or the Regulations of the Corporation, the affirmative vote of the holders of at least eighty percent (80%) of the Voting Shares, voting as a single series, shall be required to alter, amend or repeal this Article EIGHTH or adopt any provisions in these Articles of Incorporation or the Regulations of the Corporation which are inconsistent with the provisions of this Article EIGHTH.

     (10) Legend on Share Certificates. Each certificate representing Voting Shares of the Corporation issued or reissued after August 19, 1999 shall contain the following legend:

          Transfer of the securities represented by this Certificate is subject to the provisions of Article EIGHTH of the Corporation's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Corporation at its principal place of business, the Corporation will mail to the holder of this Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article EIGHTH as the same may be in effect from time to time and covenants with the Corporation and each holder thereof from time to time to comply with the provisions of said Article EIGHTH as the same may be in effect from time to time.

     NINTH: The provisions of Section 1701.831 of the Ohio Revised Code, as amended from time to time, or any successor provision or provisions to said Section, shall not apply with respect to any particular Control Share

Acquisition, as such is defined in said Section, regarding this Corporation so long as Article EIGHTH of these Articles of Incorporation, as such Articles of Incorporation may be amended from time to time, remains an Article of these Articles of Incorporation and remains substantially in full force and effect, disregarding any renumbering of such Article EIGHTH resulting from any amendment of these Articles of Incorporation.

     TENTH: These Amended Articles of Incorporation supersede the existing Amended Articles of Incorporation of the Corporation.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED

                              CODE OF REGULATIONS

                                       OF

                            MULTI-COLOR CORPORATION

                                   ARTICLE I

                                  FISCAL YEAR

     Unless otherwise designated by resolution of the Board of Directors (the "Board") of Multi-Color Corporation (the "Corporation"), the fiscal year of the Corporation shall end on the 31st day of March, of each year.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 1.  MEETINGS OF THE SHAREHOLDERS.

          (a) Annual Meetings. The Annual Meeting of the Shareholders of this Corporation, for the election of members of the Board, the consideration of financial statements and other reports, and the transaction of such other business as may properly be brought before such meeting, shall be held on the second Thursday in September of each year or such other time as determined by the Board. Upon due notice, there may also be considered and acted upon at an Annual Meeting any matter which could properly be considered and acted upon at a Special Meeting in which case and for which purpose the Annual Meeting shall also be considered as, and shall be a Special Meeting. In the event the Annual Meeting is not held or if Directors are not elected thereat, a Special Meeting may be called and held for that purpose.

          (b) Special Meetings. Special meetings of the Shareholders may be held on any business day when called by the Chairman of the Board, the President, a majority of directors, or persons holding twenty-five percent (25%) of all shares outstanding and entitled to vote at such meeting. No calls for special business shall be considered at any such meeting other than that specified in the call therefor.

          (c) Place of Meetings. Any meeting of Shareholders may be held at such place within or without the State of Ohio as may be designated in the Notice of said meeting.

          (d) Notice of Meeting and Waiver of Notice.

             (1) Notice. Except as otherwise provided in the Articles of Incorporation of the Corporation, as amended (the "Articles"), written notice of the time, place and purposes of any meeting of Shareholders shall be given to each Shareholder entitled thereto not less than seven
        (7) days nor more than sixty (60) days before the date fixed for the meeting and as prescribed by law. Such notice shall be given either by personal delivery or mailed to each Shareholder entitled to notice of or to vote at such meeting. If such notice is mailed, it shall be directed, postage prepaid, to the Shareholders at their respective addresses as they appear upon the records of the Corporation, and notice shall be deemed to have been given on the day so mailed. If any meeting is adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such an adjournment is taken. No business shall be transacted at any such adjourned meeting except as might have been lawfully transacted at the meeting at which such adjournment was taken.

             (2) Notice to Joint Owners. All notices with respect to any shares to which persons are entitled by joint or common ownership may be given to that one of such persons who is named first upon the books of this Corporation, and notice so given shall be sufficient notice to all the holders of such shares.

             (3) Waiver. Notice of any meeting, however, may be waived in writing by any Shareholder either before or after any meeting of Shareholders, or by attendance at such meeting without protest to the commencement thereof.

          (e) Shareholders Entitled to Notice and to Vote. If a record date shall not be fixed or the books of the Corporation shall not be closed against transfers of shares pursuant to statutory authority, the record date for the determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders shall be the close of business on the fortieth (40th) day prior to the date of the meeting, and only Shareholders of record at such record date shall be entitled to notice of and to vote at such meeting. Such record date shall continue to be the record date for all adjournments of such meeting unless a new record date shall be fixed and notice thereof and of the date of the adjourned meeting be given to all Shareholders entitled to notice in accordance with the new record date so fixed.

          (f) Quorum. At any meeting of Shareholders, the holders of      shares
     entitling them to exercise a majority of the voting power of the Corporation, present in person or by proxy, shall constitute a quorum for such meeting; provided, however, that no action required by law, the Articles, or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of the Corporation may be authorized or taken by a lesser proportion.

          (g) Organization of Meetings.

             (1) Presiding Officer. The Chairman of the Board, or in his absence, the President, or in the absence of both of them, a Vice President or other officer of the Corporation, shall call all meetings of the Shareholders to order and shall act as Chairman thereof.

             (2) Minutes. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, or, in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

          (h) Voting. Except as provided by statute or in the Articles, every Shareholder entitled to vote shall be entitled to cast one (1) vote on each proposal submitted to the meeting for each share held of record by him on the record date for the determination of the Shareholders entitled to vote at the meeting. At any meeting at which a quorum is present, all questions and business which may come before the meeting shall be determined by a majority of votes cast, except when a greater proportion is required by law, the Articles, or these Regulations.

          (i) Proxies. A person who is entitled to attend a Shareholders' meeting, to vote thereat, or to execute consents, waivers and releases, may be represented at such meeting or vote thereat, and execute consents, waivers, and releases and exercise any of his rights, by proxy or proxies appointed by a writing signed by such person, or by his duly authorized attorney, as provided by the laws of the State of Ohio.

          (j) List of Shareholders. At any meeting of Shareholders a list of Shareholders, alphabetically arranged, showing the number and classes of shares held by each on the record date applicable to such meeting shall be produced upon the request of any Shareholder.

          (k) Advance Notice of Shareholder Proposals. At any annual or special meeting of Shareholders, proposals by Shareholders and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided in this subsection
     (k) and such proposals or nominations are otherwise proper for consideration under applicable law and the Articles and Regulations of the Corporation. Notice of any proposal to be presented by any Shareholder or of the name of any person to be nominated by any Shareholder for election as a Director of the Corporation at any meeting of Shareholders shall be delivered to the Secretary of the Corporation at its principal executive offices not less than sixty (60) nor more than ninety (90) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than seventy (70) days prior the date of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than seventy (70) days in advance of the annual meeting if the Corporation shall have previously disclosed, in these Regulations or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such Shareholder and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended, adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a Director of the Corporation if elected, such Shareholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such Shareholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.

     SECTION 2. ACTION OF SHAREHOLDERS WITHOUT A MEETING. Any action which may be taken at a meeting of Shareholders may be taken without a meeting if authorized by a writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting for such purpose, which writing or writings shall be filed or entered upon the records of the Corporation.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. GENERAL POWERS. The authority of this Corporation shall be exercised by or under the direction of the Board, except where the law, the Articles or these Regulations require action to be authorized or taken by the Shareholders.

     SECTION 2.  ELECTION, NUMBER AND QUALIFICATION OF DIRECTORS.

          (a) Election. The Directors shall be elected at the annual meeting of the Shareholders, or if not so elected, at a special meeting of Shareholders called for that purpose. Only persons nominated by an officer, director or in writing by a shareholder in accordance with the procedures set forth in Article II Section 1(k), above, shall be eligible for election.

          (b) Number. The number of Directors, which shall not be less than the lesser of three (3) or the number of Shareholders of record, may be fixed or changed at a meeting of the Shareholders called for the purpose of electing Directors at which a quorum is present, by the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote on such proposal. In addition, the number of Directors may be fixed or changed by action of the Directors at a meeting called for that purpose at which a quorum is present by a majority vote of the Directors present at the meeting. The Directors then in office may fill any Director's office that is created by an increase in the number of Directors. The number of Directors elected shall be deemed to be the number of Directors fixed unless otherwise fixed by resolution adopted at the meeting at which such Directors are elected.

          (c) Qualifications. Directors need not be Shareholders of the Corporation.

     SECTION 3.  TERM OF OFFICE OF DIRECTORS.

          (a) Term. Each Director shall hold office until the next annual meeting of the Shareholders and until his successor has been elected or until his earlier resignation, removal from office, or death. Directors shall be subject to removal as provided by statute or by other lawful procedures and nothing herein shall be construed to prevent the removal of any or all Directors in accordance therewith.

          (b) Resignation. A resignation from the Board shall be deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning Director, unless some other time is specified therein.

          (c) Vacancy. In the event of any vacancy in the Board for any cause, the remaining Directors, though less than a majority of the whole Board, may fill any such vacancy for the unexpired term.

     SECTION 4.  MEETINGS OF THE DIRECTORS.

          (a) Regular Meetings. A regular meeting of the Board shall be held immediately following the adjournment of the annual meeting of the Shareholders or a special meeting of the Shareholders at which Directors are elected. The holding of such Shareholders' meeting shall constitute notice of such Directors' meeting and such meeting shall be held without further notice. Other regular meetings shall be held at such other times and places as may be fixed by the Directors.

          (b) Special Meetings. Special Meetings of the Board may be held at any time upon call of the Chairman of the Board, the President, any Vice President, or any two (2) Directors.

          (c) Place of Meeting. Any meeting of Directors may be held at such place within or without the State of Ohio as may be designated in the notice of said meeting.

          (d) Notice of Meeting and Waiver of Notice. Notice of the time and place of any regular or special meeting of the Board (other than the regular meeting of Directors following the adjournment of the annual meeting of the Shareholders or following any special meeting of the Shareholders at which Directors are elected) shall be given to each Director by personal delivery, telephone, mail, telegram or cablegram at least forty-eight (48) hours before the meeting, which notice need not specify the purpose of the meeting. Such notice, however, may be waived in writing by any Director either before or after any such meeting, or by attendance at such meeting without protest prior to the commencement thereof.

     SECTION 5. QUORUM AND VOTING. At any meeting of Directors, not less than one-half (1/2) of the whole authorized number of Directors is necessary to constitute a quorum for such meeting, except that a majority of the remaining Directors in office constitutes a quorum for filling a vacancy in the Board. At any meeting at which a quorum is present, all acts, questions, and business which may come before the meeting shall be determined by a majority of votes cast by the Directors present at such meeting, unless the vote of a greater number is required by the Articles, Regulations or By-Laws.

     SECTION 6.  COMMITTEES.

          (a) Appointment. The Board may from time to time appoint certain of its members to act as a committee or committees in the intervals between meetings of the Board and may delegate to such committee or committees power to be exercised under the control and direction of the Board. Each such committee and each member thereof shall serve at the direction of the Board.

          (b) Executive Committee. The Board may create from its membership and define the powers and duties of an Executive Committee. During the intervals between meetings of the Board, the Executive Committee shall possess and may exercise all of the powers of the Board in the management and control and the business of the Corporation to the extent permitted by law. All action taken by the Executive Committee shall be reported to the Board at its first meeting thereafter.

          (c) Committee Action. Unless otherwise provided by the Board, a majority of the members of any committee appointed by the Board pursuant to this Section shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing signed by all its members. Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board, and shall keep a written record of all action taken by it.

     SECTION 7. ACTION OF DIRECTORS WITHOUT A MEETING. Any action which may be taken at a meeting of Directors may be taken without a meeting if authorized by a writing or writings signed by all the Directors, which writing or writings shall be filed or entered upon the records of the Corporation.

     SECTION 8. COMPENSATION OF DIRECTORS. The Board may allow compensation for attendance at meetings or for any special services, may allow compensation to the member of any committee, and may reimburse any Director for his expenses in connection with attending any Board or committee meeting.

     SECTION 9. RELATIONSHIP WITH CORPORATION. Directors shall not be barred from providing professional or other services to the Corporation. No contract, action or transaction shall be void or voidable with respect to the Corporation for the reason that it is between or affects the Corporation and one or more of its Directors, or between or affects the Corporation and any other person in which one or more of its Directors are directors, trustees or officers or have a financial or personal interest, or for the reason that one (1) or more interested Directors participate in or vote at the meeting of the directors or committee thereof that authorizes such contract, action or transaction, if in any such case of the following apply:

          (a) the material facts as to the Director's relationship or interest and as to the contract, action or transaction are disclosed or are known to the Directors or the committee and the Directors or committee, in good faith, reasonably justified by such facts, authorize the contract, action or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors constitute less than a quorum;

          (b) the material facts as to the Director's relationship or interest and as to the contract, action or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract, action or transaction is specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation held by persons not interested in the contract, action or transaction; or

          (c) the contract, action or transaction is fair as to the Corporation as of the time it is authorized or approved by the Directors, a committee thereof or the shareholders.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. GENERAL PROVISIONS. The Board shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, one (1) or more Vice Presidents, and such other officers and assistant officers as the Board may from time-to-time deem necessary. The Chairman of the Board, if any, shall be a Director, but no one of the other officers need be a Director. Any two (2) or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one (1) capacity if such instrument is required to be executed, acknowledged or verified by two (2) or more officers.

     SECTION 2. POWERS AND DUTIES. All officers shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Corporation, or for any other reason the Board may deem sufficient, the powers or duties of such officer, or any of them, may be delegated to any other officer or to any Director. The Board may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties.

     SECTION 3.  TERM OF OFFICE AND REMOVAL.

          (a) Term. Each officer of the Corporation shall hold office at the pleasure of the Board, and unless sooner removed by the Board, until the meeting of the Board following the date of election of Directors and until his successor is elected and qualified.

          (b) Removal. The Board may remove any officer at any time with or without cause by the affirmative vote of a majority of Directors in office.

                                   ARTICLE V

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Corporation shall indemnify any Director or officer, any former Director or officer of the Corporation and any person who is or has served at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent and according to the procedures and requirements set forth in the Ohio General Corporation Law as the same may be in effect from time to time. The indemnification provided for herein shall not be deemed to restrict the right of the Corporation to (i) indemnify employees, agents and others as permitted by such Law, (ii) purchase and maintain insurance or provide similar protection on behalf of directors, officers or such other persons against liabilities asserted against them or expenses incurred by them arising out of their service to the Corporation as contemplated herein, and (iii) enter into agreements with such directors, officers, employees, agents or others indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against them or incurred by them arising out of their service to the Corporation as contemplated herein.

                                   ARTICLE VI

                       SECURITIES HELD BY THE CORPORATION

     SECTION 1. TRANSFER OF SECURITIES OWNED BY THE CORPORATION. All endorsements, assignments, transfers, stock powers, share powers or other instruments of transfer of securities standing in the name of the Corporation shall be executed for and in the name of the Corporation by the President, by a Vice President, by the Secretary or by the Treasurer or by any other person or persons as may be thereunto authorized by the Board.

     SECTION 2. VOTING SECURITIES HELD BY THE CORPORATION. The Chairman of the Board, President, and Vice President, Secretary or Treasurer, in person or by another person thereunto authorized by the Board, in person or by proxy or proxies appointed by him, shall have full power and authority on behalf of the Corporation to vote, act and consent with respect to any securities issued by other corporations which the Corporation may own.

                                  ARTICLE VII

                               SHARE CERTIFICATES

     SECTION 1. TRANSFER AND REGISTRATION OF CERTIFICATES. The Board shall have authority to make such rules and regulations, not inconsistent with law, the Articles or these Regulations, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby and may appoint transfer agents and registrars thereof.

     SECTION 2. SUBSTITUTED CERTIFICATES. Any person claiming that a certificate for shares has been lost, stolen or destroyed, shall make an affidavit or affirmation of that fact and, if required, shall give the Corporation (and its registrar or registrars and its transfer agent or agents, if any) a bond of indemnity, in such form and with one or more sureties satisfactory to the Board, and, if required by the Board, shall advertise the same in such manner as the Board may require, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

                                  ARTICLE VIII

                   CONSISTENCY WITH ARTICLES OF INCORPORATION

     If any provisions of these Regulations shall be inconsistent with the Articles, the Articles shall govern.

                                   ARTICLE IX

                                SECTION HEADINGS

     The headings contained in this Code of Regulations are for reference purposes only and shall not be construed to be part of and/or shall not affect in any way the meaning or interpretation of this Code of Regulations.

                                   ARTICLE X

                                   AMENDMENTS

     This Code of Regulations of the Corporation (and as it may be amended from time-to-time) may be amended or added to by the affirmative vote or the written consent of the Shareholders of record entitled to exercise a majority of the voting power on such proposal; provided, however, that if an amendment or addition is adopted by written consent without a meeting of the Shareholders, it shall be the duty of the Secretary to enter the amendment or addition in the records of the Corporation, and to mail a copy of such amendment or addition to each Shareholder of record who would be entitled to vote thereon and did not participate in the adoption thereof.

                                                                       EXHIBIT C

                         1999 LONG-TERM INCENTIVE PLAN
                                       OF
                            MULTI-COLOR CORPORATION

     1. PURPOSE OF THE PLAN. This 1999 Long-Term Incentive Plan of Multi-Color Corporation adopted on this 19th day of January, 1999, is intended to enable officers and other key employees and consultants of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Award" means an Option or a Restricted Stock Award.

          2.2 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Award under the Plan.

          2.3 "Board" means the Board of Directors of Multi-Color Corporation.

          2.4 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

             (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than an Exempt Person (an "Acquiring Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, other than either in connection with a transaction or series of related transactions approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board.

             (b) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than an Exempt Person commences, or publicly announces an intent to commence, a tender or exchange offer, the consummation of which would result in such person becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

             (c) there shall cease to be a majority of the Board comprised of Continuing Directors; or

             (d) (i) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          2.5 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.6 "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3 and in the Plan.

          2.7 "Company" means Multi-Color Corporation.

          2.8 "Continuing Director" means a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) became an Acquiring Person or whose nomination or election to the Board was recommended or approved by a majority of the then Continuing Directors.

          2.9 "Employee Shareholder" means a Participant who is an employee of the Company or any of its Subsidiaries and who, at the time an Incentive Stock Option is granted owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (a) the Company; or (b) if applicable, a Subsidiary or a Parent.

          2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

          2.11 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.12 "Exempt Person" means the Company, any Subsidiary, any employee benefit plan of the Company or any Subsidiary, any entity holding Shares for or pursuant to the terms of any such plan, any director of the Company holding office as of the close of business on the date the Plan is adopted by the Board, and any immediate family member of or person controlled by any such director.

          2.13 "Fair Market Value" means, with respect to the Shares, the closing price of the Shares on the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date).

          2.14 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in Section 422 of the Code.

          2.15 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          2.16 "Option" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

          2.17 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.18 "Participants" means officers (including officers who are members of the Board) and other key employees and consultants of the Company or any of its Subsidiaries.

          2.19 "Permitted Transferee" means (i) the spouse or lineal descendants of a Participant or (ii) a trust, partnership, limited liability company or corporation for the benefit of the Participant and/or any of the persons described in clause (i) above.

          2.20 "Plan" means the 1999 Long-Term Incentive Plan of Multi-Color Corporation.

          2.21 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

          2.22 "Restricted Stock Award Agreement" means an Award Agreement executed in connection with a Restricted Stock Award.

          2.23 "Restricted Stock Award" means the right to receive Shares, but subject to forfeiture and/or other restrictions set forth in the related Restricted Stock Award Agreement and the Plan.

          2.24 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.25 "Shares" means shares of the Company's common stock, no par value, or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

          2.26 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.27 "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Participant.

          2.28 "Term" means the period during which a particular Award may be exercised.

     3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the issuance, vesting or exercise of Awards to be granted from time to time under the Plan, an aggregate of Two Hundred Fifty Thousand (250,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued pursuant to a Restricted Stock Award which are subsequently forfeited pursuant to the terms of the related Restricted Stock Award Agreement shall once again be available for issuance in satisfaction of Awards.

     4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of at least two (2) members of the Board who are neither employees nor officers of the Company and who are outside directors within the meaning of Treasury Regulation Section 1.162-27. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Participants to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 20 of the Plan); to accelerate the vesting of Awards; to require the cancellation or surrender of any previously granted awards under this Plan or any other plans of the Company as a condition to the granting of an Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

     5. PARTICIPANTS TO WHOM AWARDS MAY BE GRANTED. Awards may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Participants as the Committee, in its discretion, shall determine. In determining the Participants to whom Awards shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Awards, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided, however, no Participant may receive Options and/or Restricted Stock Awards subject to performance based vesting to acquire more than Eighty Thousand (80,000) Shares in any one calendar year; provided further, however, that no Incentive Stock Options may be granted to a Participant who is not an employee of the Company or any of its Subsidiaries. No Award shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an officer or key employee or consultant of the Company or any Subsidiary.

     6. STOCK OPTIONS.

          6.1 Types of Options. Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options or (iii) a combination of the foregoing. The Award Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Award Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Participant. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

          6.2 Option Price. The option price per Share of any Non-Qualified Stock Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted unless the Committee, in its sole discretion, determines to set the option price at an amount less than or greater than the Fair Market Value of the Shares on such date. The option price per Share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

          Notwithstanding anything herein to the contrary, the option price per Share of any Incentive Stock Option granted to an Employee Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

          6.3 Term of Options. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Award Agreement issued hereunder shall specify the Term of the Option, which shall be determined by the Committee in accordance with its discretionary authority hereunder.

          Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an Employee Shareholder, then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

     7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. No Participant may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Participant during any calendar year (under all such plans of the Participant's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

     8. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          8.1 Issuance of Shares. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement which shall set forth the number of Shares issuable under the Restricted Stock Award. Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement (such as requiring the Participant to pay an amount equal to the aggregate par value of the Shares to be issued thereunder), the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Participant's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter.

          8.2 Rights of Recipient Participants. Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant's name. Subject to the restrictions in Section
     8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Participant shall thereupon be a shareholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. In aid of the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Participant, shall be held by the Company in its control for the account of such Participant (i) until the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan or the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Participant, or (ii) until such Shares are forfeited to the Company and cancelled as provided by the Plan or the Restricted Stock Award Agreement.

          8.3 Restrictions. Except as otherwise determined by the Committee in its sole discretion, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to Section 8.4 of the Plan:

             (a) Disposition. The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant's Successor. Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section 8.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

             (b) Forfeiture. The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the termination of the Participant's employment with the Company and all Subsidiaries of the Company for any reason whatsoever.

          8.4 Lapse of Restrictions. The restrictions set forth in Section 8.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse on such terms as the Committee, in its sole discretion, shall determine and set forth in the related Restricted Stock Award Agreement, and certificates for the Shares held for the account of the Participant in accordance with
     Section 8.2 of the Plan hereof shall be appropriately distributed to the Participant as soon as reasonably practical thereafter.

     9. DATE OF GRANT. The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award.

     10. EXERCISE OF RIGHTS UNDER OPTIONS.

          10.1 Notice of Exercise. A Participant or Permitted Transferee entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the time of grant), in Shares valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Committee may designate.

          10.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby a Participant or a Permitted Transferee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

     11. OTHER AWARD TERMS AND CONDITIONS. Each Award or each agreement setting forth an Award shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

     12. RIGHTS OF AWARD HOLDER. The holder of an Award shall not have any of the rights of a shareholder with respect to the Shares subject to purchase or receipt under the Award, except that (a) an Award holder's rights with respect to a Restricted Stock Award shall be as prescribed in Section 8.2 and (b) shareholder rights with respect to any other Award shall arise at the time and to the extent that one or more certificates for such Shares shall be delivered to the holder upon the due exercise or grant of the Award.

     13. NONTRANSFERABILITY OF AWARDS. An Award shall not be transferable other than: (a) by will or the laws of descent and distribution, and an Award subject to exercise may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative; provided, however, that a Participant may, during his or her lifetime, transfer a Non-Qualified Stock Option to a Permitted Transferee who may thereafter exercise such Non-Qualified Stock Option, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code Section 422 as an Incentive Stock Option.

     14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

     15. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan or any Award Agreement, in the case of a Change in Control of the Company, the Committee may, in its discretion, taking into account the purposes of this Plan, determine, on a case by case basis, that each Award granted under the Plan shall, subject to the following provisions, terminate ninety (90) days after the occurrence of such Change in Control but, in the event of any such termination:

          (a) An Option holder shall have the right, commencing at least five
     (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise to immediately exercise any Options in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised; and

          (b) All restrictions on Restricted Stock Awards shall immediately lapse and certificates for the affected Shares shall be appropriately distributed.

     16. FORMS OF AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the shareholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder only by action taken by the Committee in granting an Award. Whenever the Committee shall designate a Participant for the receipt of an Award, the Company's Secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Participant, in such form as the Committee shall approve, stating the number of Shares subject to the Award, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Award Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Participant to whom such Award is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or receipt of any Award.

     17. TAXES.

          17.1 Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the receipt, vesting or exercise of an Award under the Plan (or, in the case of a Permitted Transferee, the transferor of the Award) to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Participant. If the Participant disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Sections 421 and 422 of the Code, the Participant shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Participant.

          17.2 Participant Election to Withhold Shares. Subject to Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), a Participant may elect to satisfy the tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if a Participant is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

     18. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan. Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

     19. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval under Sections 162(m) or 422 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Award theretofore granted under the Plan.

     20. DELIVERY OF SHARES ON EXERCISE OR GRANT. Delivery of certificates for Shares pursuant to the grant or exercise of an Award may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Award or the delivery of any Shares pursuant to an Award.

     21. FEES AND COSTS. The Company shall pay all original issue taxes on the issuance or exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     22. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's shareholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Ohio law within twelve (12) months after having been approved by the Board, the Plan and all Awards made under it shall be null and void and of no force and effect. In aid of this provision, any Awards granted prior to the approval of the Plan by the Company's shareholders shall be conditioned upon the receipt of such approval.

     23. OTHER PROVISIONS. As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

     24. OHIO LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

                            MULTI-COLOR CORPORATION

    The undersigned hereby appoints GORDON B. BONFIELD, IRV BERLINER and LOUIS
M. PERLMAN, or either one of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Multi-Color
Corporation to be held on August 19, 1999 at          Eastern Time at the
offices of Multi-Color Corporation, 205 West Fourth Street, Cincinnati, Ohio 45202 and any adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Authority to elect as directors the six (6) nominees listed below.

                     FOR  [ ]      WITHHOLD AUTHORITY  [ ]

          GORDON B. BONFIELD, CHARLES B. CONNOLLY, FRANCIS D. GERACE,
           LORRENCE T. KELLAR, BURTON D. MORGAN, AND LOUIS M. PERLMAN

      WRITE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD

--------------------------------------------------------------------------------

2. Approval, Adoption and Ratification of an amendment to the terms of the Series A Preferred and the Series B Preferred.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. Approval and adoption of an amendment to the Articles.
                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

           (This proxy is continued and to be signed on reverse side)

                      (Proxy -- continued from other side)

4. Approval and adoption of an amendment to the Regulations.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. Approval and adoption of the 1999 Long-Term Incentive Plan.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

6. Ratification of the appointment of Grant Thornton LLP as independent public accountants for fiscal year 2000.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

    THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

                                                  ....................... , 1999

                                                  ..............................

                                                  ..............................
                                                  Signature(s) of shareholder(s)

                                                  IMPORTANT: Please sign exactly
                                                  as name appears hereon
                                                  indicating, where proper,
                                                  official position or
                                                  representative capacity. In
                                                  the case of joint holders, all
                                                  should sign.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS